UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

iStar Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

# 2022
ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

Notice of 2022 Annual Meeting of
Shareholders

Items of Business
Proposal 1	Election of six directors
Proposal 2	Non-binding, advisory vote to approve executive compensation (“Say-on-Pay”)
Proposal 3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022
In addition, we will transact such other business as may properly come before the annual meeting or any postponement or adjournment of the meeting.
Thursday, May 12, 2022 9:00 a.m. Eastern time

A virtual meeting via the internet at www.meetnow.global/MXYQNNW

Shareholders of record at the close of business on March 22, 2022 are entitled to notice of and to vote
Record Date
The Board has fixed the close of business on March 22, 2022 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any postponement or adjournment of the meeting. Only holders of record of our common stock and 8.00% Series D preferred stock at the close of business on that date will be entitled to vote at the annual meeting.
How to Vote	In order to vote online or by telephone, you must have the shareholder identification number that appears on the enclosed Notice of Internet Availability of Proxy Materials.
	By internet	By phone	By mobile device	By mail

Registered Holders	www.envisionreports.com/STAR	In the U.S. or Canada dial toll-free, 24/7 1-800-652-8683	Scan the QR code	Complete, sign, date and return your proxy card in our prepaid envelope

Beneficial Owners	www.proxyvote.com	In the U.S. or Canada dial toll-free, 24/7 1-800-690-6903		Complete, sign, date and return your voting instruction form in our prepaid envelope

Even if you expect to participate in the annual meeting, please vote your proxy in advance to ensure that your shares will be counted.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2022
We make proxy materials available to our shareholders online. You can access proxy materials including our 2021 annual report to shareholders at http://www.envisionreports.com/STAR. You also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Directors, Geoffrey M. Dugan General Counsel, Corporate and Secretary New York, New York April 1, 2022
Notice of 2022 Annual Meeting of Shareholders	iStar Inc. 2022 Proxy Statement

Proxy Statement

Contents

Proxy Statement ● Contents	iStar Inc. 2022 Proxy Statement

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement, but does not contain all of the information that you should consider. Please read the entire proxy statement carefully before voting.
Voting Matters
Agenda Item		Voting Recommendation	More Information
Proposal 1	Elect six directors nominated by iStar’s Board	FOR each Nominee	Page 7
Proposal 2	Approve, on an advisory basis, executive compensation	FOR	Page 32
Proposal 3	Ratify the selection of the independent auditors	FOR	Page 55
Overview of Our Business
Who We Are

○
iStar (NYSE: STAR) is a real estate investment trust (REIT) that finances, invests in and develops real estate and real estate related projects.

○
iStar is focused on reinventing the ground lease sector and unlocking value for real estate owners throughout the country by providing modern, more efficient ground leases on all types of institutional quality properties.

○
iStar is the founder and largest shareholder of Safehold (NYSE: SAFE), the first publicly traded company to focus on modern ground leases.

○
Through our significant ownership stake in SAFE, together with our legacy portfolio and historical strengths in finance and net lease, iStar delivers a unique and innovative business platform.

Proxy Summary ● Overview of Our Business	iStar Inc. 2022 Proxy Statement | 1

What We Do
iStar currently operates through four primary business lines:
I. Safehold and Net Lease
○
Ground lease strategy operated through Safehold Inc. (NYSE: SAFE) and traditional net lease strategy (we announced the closing of the sale of our net lease portfolio on March 22, 2022)

○
Safehold is a separate, externally managed, “pure play” public company with iStar as its largest shareholder and investment manager

○
Safehold is the first nationally-scaled, customer-focused platform for ground leases

II. Real Estate Finance	○ Senior and mezzanine real estate loans
III. Operating Properties	○ Commercial assets across a broad range of geographies and property types
IV. Land & Development	○ Land entitled for master planned communities and other development projects
2021 Business Highlights and Performance
Our 2021-2022 business strategy has been to (1) simplify our business by monetizing our legacy assets and recycling capital into the ground lease ecosystem, (2) maintain a strong and flexible balance sheet, and (3) scale Safehold Inc. (NYSE:SAFE) by growing the ground lease ecosystem and communicating the full value of SAFE’s platform. We made significant progress in 2021:
1. Simplify iStar’s business to focus resources and drive shareholder value
A multi-year commitment to simplifying the business positions iStar to continue investing in a market-leading modern ground lease ecosystem while simultaneously returning capital to shareholders.
○
78% total shareholder return, making iStar one of the top performing REITs in 2021

○
We sold over $400M in legacy and non-core assets, generating over $115M in gains and reducing legacy assets below 10% of the portfolio

○
We also sold a large portfolio of net leased assets in Q1 2022 for over $3B, a value significantly above our carrying balance

○
$122.4M stock repurchased, continuing iStar’s history of returning capital to shareholders when the market underestimates intrinsic value

○
14% dividend increase from an annualized $0.44 per share to $0.50 per share

2 | iStar Inc. 2022 Proxy Statement

Note: Dividend was raised in third quarter of each year. Graph reflects the third quarter dividend in each year on an annualized basis.
2. Strengthen the balance sheet to enhance liquidity and flexibility
We have taken a proactive approach to strengthening our balance sheet by refinancing debt maturities early, bolstered by the $3.1 B sale of our net lease portfolio (in March 2022)(1) with proceeds primarily used to repay indebtedness, removing almost all secured debt.
○
$109.0M ($1.51 per share) net income (allocable to common shareholders)

○
$244.9M ($3.12 per share) Adjusted Earnings (allocable to common shareholders) [See Exhibit A]

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$1.1B reduction in total indebtedness, including a 98% reduction in total secured indebtedness, pro forma net lease transaction

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$1.4B of cash on balance sheet, pro forma net lease transaction

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0.2x leverage(2) pro forma the net lease portfolio sale, a material reduction since year-end 2020

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Fitch credit rating upgrade to BB Stable with progress at Moody’s and S&P

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3.6 years weighted average debt maturity

(1)
A definitive sales agreement for sale of the net lease portfolio was signed on 2/2/22. The transaction closed on March 22, 2022. For more information, please refer to the Form 8-K filed with the SEC filed on or before March 28, 2022.

(2)
Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity, gross of NCI. Adjusted Total Equity includes the market value of iStar’s investment in SAFE based on December 31, 2021 closing stock price of  $79.85.

Proxy Summary ● 2021 Business Highlights and Performance	iStar Inc. 2022 Proxy Statement | 3

3.
Scale market-leading modern ground lease ecosystem

As Safehold’s founder, manager and largest shareholder, iStar helped Safehold generate $1.5 billion of originations in 2021, culminating in a record 17 ground leases closed in Q4 ‘21. Safehold’s portfolio has grown 14x since IPO in 2017. Safehold was awarded investment grade credit ratings in February 2021 of Baa1 from Moody’s and BBB+ from Fitch.
○
$1.5B ground lease originations in 2021, bringing Safehold’s portfolio to nearly $5B across more than 100 transactions

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$121M invested by iStar in SAFE shares, bringing iStar’s total ownership to 64.6% of shares outstanding

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$1.75B valuation of Caret, a separate security interest that tracks the value of Unrealized Capital Appreciation (UCA) at Safehold (to the extent UCA is realized upon, certain specified events), from a private sale to a group of leading FinTech, PropTech, institutional and high net worth investors. As part of the sale, Caret Ventures (Caret) is obligated to seek to provide a public market listing for the Caret units, or securities for which they may be exchanged, within two years at a value in excess of the new investors’ basis. If it is impossible to provide public market liquidity within two years, the investors have the right to cause Caret to redeem their Caret units at their original purchase price.

Current Board and Nominees
The following table provides summary information about each current director and director nominee. Detailed information about each nominee’s background, skill set, and areas of experience can be found beginning on page 9.
Our Nominees
4 | iStar Inc. 2022 Proxy Statement

Board Highlights
Highly Skilled Directors

Senior Leadership Experience
6
Business Development & Strategy (including strategic transactions, M&A, etc.)
6
Public Company Director
4
Board Leadership*
5
Finance / Accounting
5
Capital Markets
6
Public Company Executive (including executive management and operations)
3
Real Estate
4
Risk Management / Cybersecurity
1
Technology
2

* Board leadership experience represents leadership on outside board committees, including lead director, committee chair positions and service on “special” committees

Shareholder Engagement
Why We Engage
Shareholder engagement is key to management’s and the Board’s ongoing review and analysis of iStar’s strategy, compensation program and corporate governance policies. These shareholder discussions provide valuable feedback and enable us to address shareholder feedback and interests in designing and implementing our programs and practices.
Proxy Summary ● Shareholder Engagement	iStar Inc. 2022 Proxy Statement | 5

How We Engage
Investor outreach is a year-round process that involves both iStar’s Board and management team.
Proxy Season (March—May)	Off-Season (June—February)

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Every year representatives of our Board of Directors reach out to our largest institutional shareholders. We engage directly with all who respond affirmatively, both in person and by teleconference

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Any feedback from these discussions is shared with the full Board and management team ahead of the Annual Meeting

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Each year, members of our management team and the Board engage with shareholders to discuss strategy, performance, executive compensation, Board composition and other ESG topics

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Feedback from these discussions is shared with the full Board and management team and ultimately informs the Board’s decision-making process

Scope of Recent Engagement
Through our shareholder engagement, we provide investors with means of communicating their views, concerns, ideas and opinions to the board of directors and our senior management. Simultaneously, the process gives our board and management an opportunity to share their perspectives on the company, its historical performance and future plans. During 2021 and the first quarter of 2022, we reached out to investors representing approximately 87% of our outstanding shares and met or communicated directly with those who requested the opportunity, through individual meetings, presentations at investor conferences and other communications.
The priority topics for our shareholder outreach this past year have been iStar’s business performance and the evolution of iStar’s business strategy, especially with respect to the development and growth of SAFE’s ground lease business. In addition, our discussions with investors have addressed our governance policies and practices, our ESG initiatives, our executive compensation program and other matters of interest to our investors. In addition to our management team, our Lead Director and the Chairman of our Compensation Committee participated in investor outreach activities.
Corporate Governance Best Practices
iStar’s corporate governance policies and practices support our business and align with best practices. Key elements of these policies and practices include the following:
Lead Independent Director with robust role and responsibilities	Annual election of Board members
Supermajority Independent Board	Board committees comprised of independent Directors
Shareholders can call special meetings and amend bylaws	Whistleblower policy, including strict policy against retaliation
Majority voting provisions	Robust Director and Committee evaluation process
Annual Corporate Sustainability Report (ESG)	ESG Advisory Council and Cultural Equity Council
6 | iStar Inc. 2022 Proxy Statement

Proposal 1—Election of Directors

The Board of Directors has nominated six current directors for election at the 2022 Annual Meeting to serve until the 2023 Annual Meeting and until their respective successors have been elected and qualified. All current directors were elected at the 2021 Annual Meeting.
Each of the nominees has consented to serve as a director if elected. If, at the time of the Annual Meeting, any nominee is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board of Directors, unless the Board chooses to reduce its own size. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve if elected. Proxies cannot be voted for more than six persons.
We believe that our directors should satisfy several qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in Board activities and other attributes discussed below in “Director Nominations and Qualifications.” We also endeavor to have a Board that represents a range of qualities, skills, diverse perspectives and depth of experience in areas that are relevant to and contribute to the Board’s oversight of the Company’s business activities. In addition to the qualities described above under the heading “Board Highlights,” we describe below the key experiences, qualifications, skills and attributes the director nominees bring to the Board that, for reasons discussed below, are important considering iStar’s business and structure. The Board considered these key experiences, qualifications, skills and attributes and the nominees’ other qualifications in determining to recommend that they be nominated for election.
All of the nominees, other than Mr. Sugarman, are independent under the standards prescribed by the New York Stock Exchange.
Director Nominations and Qualifications
The Nominating and Governance Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. This committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the committee considers, among other things:
○
Education, background, skills, and experience that provide knowledge of business, financial, governmental, or legal matters relevant to our business or to our status as a public company

○
The Board’s objective to have members who represent diversity in gender, race, ethnicity and perspective

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A high level of personal and professional ethics, integrity, and values

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A reputation for exercising good business judgment

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Commitment to representing the long-term interests of our shareholders

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The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs

○
Sufficient available time to fulfill the responsibilities of a member of iStar’s Board

Building on our company-wide diversity, equity and inclusion initiatives, the Board has committed that, when considering potential additions to our Board, the recruitment plan shall adequately ensure consideration of a diverse candidate pool based on race, gender and other groups that have been historically underrepresented on corporate boards.
The Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards, as well as any special criteria applicable to service on various standing committees of the Board.
Proposal 1—Election of Directors ● Director Nominations and Qualifications	iStar Inc. 2022 Proxy Statement | 7

The Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, diversity and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the organization. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote enough time and attention to the affairs of the organization. When the Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement or enhance the experience, skills, diversity and perspectives of the other members of the Board. The full Board (1) considers candidates that the Committee recommends; (2) considers the optimum size of the Board; (3) determines how to address any vacancies on the Board; and (4) determines the composition of all Board committees.
We believe our director nominees are well-equipped to oversee management and address the complex issues confronting iStar as it continues to focus on key strategic objectives, including:
○
sustaining and increasing our market leadership of the ground lease sector

○
simplifying our business by continuing to monetize our legacy assets

○
strengthening our balance sheet to enhance liquidity and flexibility

8 | iStar Inc. 2022 Proxy Statement

Candidates for Election as Director
Jay Sugarman	Chairman and Chief Executive Officer, iStar Inc. and Safehold Inc.
Chairman and Director since 1996 Age 60	iStar Board Leadership Roles Chairman

Education
Princeton University, B.A.
○
Paul Volcker Award in Economics; summa cum laude; valedictorian nominee

Harvard Business School, M.B.A.
○
Baker Scholar; Loeb Award in Finance; Copeland Award and Gillette Prize in Marketing

Other Public Company Boards
○
Safehold Inc.

Select Business Experience
iStar Inc.
○
Chairman & CEO

Safehold Inc., the first public company focused on ground lease investments
○
Chairman & CEO, June 2017 to present

Select Skills and Qualifications
Business Development & Strategy
○
Experience building two public companies from inception as founder and chief executive officer of both iStar and Safehold

Senior Leadership
○
Serves as CEO of iStar and Safehold, bringing financial, operational and real estate expertise to the Board

Investing
○
Prior to founding iStar, managed private investment funds on behalf of several high net worth families

Proposal 1—Election of Directors ● Candidates for Election as Director	iStar Inc. 2022 Proxy Statement | 9

Clifford De Souza	Retired Chief Executive Officer, MUFG Securities International
Independent Director since 2015 Age 60	iStar Board Leadership Roles Audit Committee Chair Nominating and Governance Committee Member

Education
Cambridge University, B.A.
University of Maryland, Ph.D.
Other Public Company Boards
○
None

Select Business Experience
MUFG Securities International
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Chairman & Head of International Business London, NY, HK, Singapore,

○
CEO London

Citigroup Alternative Investments
○
CIO Multi Strategy Hedge Fund Group

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Leadership Team—Hedge Fund, Private Equity, Real Estate, and Structured Products

UBS/SBC Warburg Dillon Read
○
Global Head Emerging Markets

Select Skills and Qualifications
Capital Markets, Business Development, Strategy and Risk Management
○
At MUFG Securities International, responsible for all international securities and investment banking operations including Capital Markets, Secondary Trading, Technology and Operations

○
At Citigroup, managed over $40 billion in private equity, real estate, structured product, and hedge fund assets

Public Company Executive and Director/Senior Leadership Experience
○
Chairman—New York, Hong Kong and London MUFG Securities International entities, Director NY entity

○
CEO—London and New York entities

Finance/Accounting
○
All senior roles required experience with balance sheets, finance and accounting practice

10 | iStar Inc. 2022 Proxy Statement

David Eisenberg	Founder and Managing Director, Zigg Capital
Independent Director since 2020 Age 37	iStar Board Leadership Roles Compensation Committee Member Investment Committee Member

Education
Harvard University, A.B.
Select Business Experience
Zigg Capital, a proptech venture capital fund focused on the real estate and construction industries
○
Founder & Managing Director, since 2018

CBRE
○
Global SVP of Technology, 2017-2018

Floored
○
Founder and Chief Executive Officer, 2012-2017

Select Skills and Qualifications
Business Development & Strategy
○
Founding member and member of senior leadership of several technology, real estate and investment firms

Senior Leadership
○
Founder and Managing Director of venture capital fund

○
Senior technology executive of global full-service real estate services and investment firm

○
CEO of technology company

Investing
○
Experienced investor in real estate and construction industries since 2010

Proposal 1—Election of Directors ● Candidates for Election as Director	iStar Inc. 2022 Proxy Statement | 11

Robin Josephs	Former Managing Director, Starwood Capital Group
Lead Independent Director Independent Director since 1998 Age 62	iStar Board Leadership Roles Nominating and Governance Committee Chair Compensation Committee Member

Education
The Wharton School at the University of Pennsylvania, B.S.
○
Phi Beta Kappa; magna cum laude

Columbia Business School, M.B.A
Other Public Company Boards
○
Safehold Inc. (NYSE: SAFE)

○
MFA Financial, Inc. (NYSE: MFA)

○
SVF Investment Corp. 2 (NASDAQ: SVFB)

Prior Board Memberships
○
Plum Creek Timber Company

○
QuinStreet, Inc.

Select Business Experience
Starwood Capital Group, a private equity firm specializing in real estate
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Managing Director, 2005 to 2007

Goldman Sachs & Co.
○
Vice President, Real Estate and Equity Capital Markets, 1986 to 1996

Select Skills and Qualifications
Finance / Accounting
○
Investment banking and private equity background from roles at Goldman Sachs and Starwood Capital

Capital Markets
○
Experience as VP of Capital Markets at Goldman Sachs

Real Estate
○
At Starwood Capital Group, evaluated and managed numerous real estate investments

12 | iStar Inc. 2022 Proxy Statement

Richard Lieb	Senior Advisor, Greenhill & Co., LLC
Independent Director since 2019 Age 62	iStar Board Leadership Roles Investment Committee Chair Audit Committee Member

Education
Wesleyan University, B.A.
○
Phi Beta Kappa

Harvard Business School, M.B.A
Other Public Company Boards
○
AvalonBay Communities, Inc.

○
Orion Office REIT

Prior Board Memberships
○
CBL Properties, Inc

○
VEREIT, Inc.

Select Business Experience
Greenhill & Co.
○
Senior Advisor, 2018 to Present

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CFO, 2008 to 2012

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Chairman of Real Estate, 2005 to 2018

Goldman Sachs & Co.
○
Head of Real Estate Investment Banking, 2000 to 2005

Select Skills and Qualifications
Finance / Accounting
○
Served as Greenhill’s CFO from 2008 to 2012

Real Estate
○
More than 30 years of experience focusing on advisory opportunities in the real estate industry

○
Work has covered the full range of investment banking services for nearly all property sectors, including strategic advisories, IPOs and other securities offerings, asset purchases and sales, property financings, restructurings and M&A

Proposal 1—Election of Directors ● Candidates for Election as Director	iStar Inc. 2022 Proxy Statement | 13

Barry Ridings	Senior Advisor, Lazard Frères & Co. LLC and Chairman, LMDC Holdings LLC
Independent Director since 2011 Age 70	iStar Board Leadership Roles Compensation Committee Chair Audit Committee Member

Education
Colgate University, B.A.
Cornell University, Johnson Graduate
School of Management, M.B.A
Other Public Company Boards
○
Siem Industries, S.A.

○
Siem Offshore Inc.

Select Business Experience
Lazard Frères & Co.
○
Senior Advisor, 2015 to Present

○
Chairman and CEO of LMDC Holdings, 2006 to Present

○
Chairman and CEO of Lazard Capital Markets, 2006 to 2014

○
Chairman of LAI Holdings (private equity, technology and real estate funds), 2006 to Present

○
Vice Chairman of U.S. Investment Banking, 2005 to 2015

○
Co-head of Restructuring, 1999 to 2015

○
Chairman of Lazard Middle Market LLC, 2007 to 2019

○
Fairness Opinion Committee member, 1999 to 2015

Other Current Engagements
○
Member of the Advisory Council, Cornell University Johnson Graduate School of Management

○
Director, Catholic Charities of the Archdiocese of New York

Select Skills and Qualifications
Finance / Accounting
○
Over 40 years of experience in investment banking and restructuring at Lazard and BT Alex Brown

Capital Markets
○
As former Chairman of Lazard Capital Markets, advised on the underwriting of equity and debt offerings, as well as securities trading

○
Extensive experience in initial public offerings, secondary stock offerings, debt offerings, opinion letters and mergers and acquisitions

14 | iStar Inc. 2022 Proxy Statement

Corporate Governance

Board Leadership Structure
In determining the appropriate Board leadership structure it believes will be in the best interests of the organization and shareholders, the Board takes into account a variety of factors, including the business circumstances and needs at a given time. These positions may be held by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate a lead independent director.
Our current leadership structure consists of a combined Chairman of the Board and Chief Executive Officer position, an independent lead director, an active, involved and independent set of directors, and board committees chaired by independent directors.
Role of the Chairman
Our Board of Directors continues to believe it is in our best interests to have Mr. Sugarman serve as Chairman of our Board of Directors and Chief Executive Officer. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.
Mr. Sugarman is an experienced real estate executive and long-time employee with years of board experience. As CEO he has the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a Board member, he understands the responsibilities and duties of a director and is well positioned to (1) chair regular Board meetings; (2) provide direction to management regarding the needs, interests and opinions of the Board; and (3) help ensure that key business issues and shareholder matters are brought to the attention of the Board. As both CEO and Chairman, Mr. Sugarman promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process ensures our independent directors will continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, management succession planning, financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance and corporate responsibility programs.
Our Board and each Board committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The non-employee directors, all of whom are independent within the meaning of the NYSE listing standards, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans.
Corporate Governance ● Board Leadership Structure	iStar Inc. 2022 Proxy Statement | 15

Role of the Lead Director
Every year, the independent members of the board elect an independent lead director. Robin Josephs is currently designated as our lead independent director and, in that role, is responsible for the following duties:

○
Presides at all meetings of the Board at which the Chairman is not present and all executive sessions of the independent directors

○
Acts as advisor to CEO and direct liaison between CEO
and independent directors

○
Plans, reviews, and approves Board meeting agendas and information presented to the Board

○
Calls meetings of the independent directors as appropriate

○
Contributes to annual CEO performance review and assists with succession planning

○
Consults the Nominating and Governance Committee on the Board’s evaluation process

○
Participates in consultations and direct communication with major shareholders and their representatives when appropriate

○
Performs such other duties as the Board may determine from time to time

The lead independent director is selected from among the non-employee directors. The Nominating and Governance Committee and management discuss candidates for the lead independent director position, and consider many of the same types of criteria as candidates for the chair of other Board committees including:
○
Tenure

○
Previous service as a Board committee chair

○
Diverse experience

○
Participation in and contributions to activities of the Board

○
Ability and willingness to commit adequate time to the role

Board Refreshment
The Nominating and Governance Committee believes it is important to have a mix of experienced directors with a deep understanding of our business and others who bring fresh perspectives. The committee discusses board refreshment on an ongoing basis. In addition, the Nominating and Governance Committee regularly assesses the size and composition of our Board to help ensure that the Board functions effectively given the size, diversity and complexity of our business and the range of business segments and markets in which we operate. The committee believes the current size and balance of tenure (see “Board Highlights” above) of the Board are appropriate considering the need for our directors to communicate and act efficiently, the time commitment required of our directors and the nature of our strategic plans.
We recognize the value of nominating individuals who will bring a variety of diverse opinions, perspectives, skills, experiences, backgrounds and orientations to the Board’s discussions and decision-making processes. An overriding principle is that all nominations to the Board should be based on merit and suitability of the candidate. Subject to those considerations, the Board recognizes the need to consider director candidates from different backgrounds. The charter of the Nominating and Governance Committee identifies diversity as one factor the committee may consider when nominating a candidate for election to the Board. To that end, the committee strives for diversity not just in terms of innate factors like gender, race and age, but also in the categories of background, experience, skills, accomplishments, personal qualities and specific traits that would contribute to our Board.
As noted above in “Director Nominations and Qualifications”, our Board has committed that, when considering potential additions to our Board, the recruitment plan shall adequately ensure consideration of a diverse candidate pool based on race, gender and other groups that have been historically underrepresented on corporate boards.
16 | iStar Inc. 2022 Proxy Statement

Director Independence
Our Corporate Governance Guidelines require that a majority of the Board consist of directors who the Board has determined are independent. Our Board has determined that all of our current directors, other than our Chairman and Chief Executive Officer, are independent. Specifically, each of the following non-employee director nominees qualifies as independent under NYSE rules and satisfies our independence standards: Clifford De Souza, David Eisenberg, Robin Josephs, Richard Lieb and Barry Ridings.
In determining director independence, the Board considers all relevant facts and circumstances, as well as New York Stock Exchange (NYSE) listing standards. Under the NYSE listing standards, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with iStar, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. In addition, the Board has adopted the following standards to assist them in determining director independence:
○
The director is not an iStar employee and no member of the director’s immediate family is an executive officer of iStar, currently or within the preceding 36 months. For purposes of these standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.

○
The director is not a current partner or employee of a firm that is iStar’s internal or external auditor. No member of the director’s immediate family is a current partner of such firm, or an employee of such a firm and personally works on the iStar audit. Neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on iStar’s audit within that time.

○
The director does not serve as an executive officer of a charitable or non-profit organization to which iStar has made contributions that, in any of the last three fiscal years, exceed the greater of   $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.

○
Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of iStar’s present executive officers serves or served on that company’s compensation committee.

The Nominating and Governance Committee ensures that there is a review of each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the organization. With respect to each non-employee director, the Committee has determined that either the director was not providing goods or services to us or the amounts involved were below the monetary thresholds set forth in the independence standards noted above.
No arrangement or understanding exists between any director and any other person or entity pursuant to which any director was, or is, to be selected as a director or nominee.
Nominations by Shareholders
The Nominating and Governance Committee is responsible for recruiting new directors. To contribute to that process, the committee may solicit and consider suggestions regarding possible nominees from current directors, management, or shareholders. In addition, we may retain professional search firms or consultants to help us identify potential directors with desired skills and disciplines.
Shareholder nominations for election to the Board should be sent to the attention of our Corporate Secretary at the address provided under “Communications with the Board.” This correspondence should describe the candidate’s qualifications and include the candidate’s written statement of willingness and affirmative desire to serve as a director and to represent the interests of all shareholders. Shareholders also may nominate candidates directly by following the procedures specified in our bylaws for nominations and other shareholder proposals. See “When are shareholder proposals due for the 2023 annual meeting?” in this proxy statement.
Corporate Governance ● Nominations by Shareholders	iStar Inc. 2022 Proxy Statement | 17

Candidates proposed by shareholders will be considered in the same manner and using the same criteria as candidates identified by the Nominating and Governance Committee.
Board’s Role in Risk Oversight
Due to the nature of our business, it is not possible or desirable to eliminate risk from our activities. Instead, we believe our focus should be on identifying, pricing, managing and monitoring risk, with the objective of achieving attractive, long-term, risk-adjusted returns. We have robust internal processes and a strong internal control environment designed to identify, manage, and mitigate material risks and to keep the Board and its committees informed with respect to risk management matters.
The Board’s role in risk oversight is consistent with our leadership structure generally.
The Board and its committees receive regular reports from members of senior management, outside auditors and internal audit firm on areas of material risk—including operational, IT, ESG compliance, financial, legal, regulatory, strategic and reputational risk—in order to review and understand risk identification, risk management and risk mitigation strategies.
18 | iStar Inc. 2022 Proxy Statement

The Board and management are focused on risk management issues pertaining to our information systems and technology, including cybersecurity. Management is pursuing initiatives intended to identify and, if necessary, remediate weaknesses in our information security; enhance our internal cyber awareness training programs; and improve access to key information for the purpose of promoting operational efficiencies in data management. Management reports regularly to the Board on the status of these initiatives. See Page 25.
The Board and management are also focused on risk management pertaining to environmental, social and governance issues, including human capital issues. At the management level, we have formed an ESG Advisory Council and a Cultural Equity Council, each of which is designed to guide our development of policies, initiatives and objectives in these areas and monitor our progress in achieving our objectives. Our management is responsible for identifying and reporting material ESG and human capital risks to the Board. The Board, through the Nominating and Governance Committee and our Compensation Committee, exercises oversight of our identification, monitoring and management of material ESG and human capital risks. Our 2021 Corporate Sustainability Report provides an overview of our approach to sustainability and ESG issues. See page 24.
Board Evaluation Process
To ensure the effectiveness of the Board as a whole and its committees, our directors engage in an annual assessment of Board and committee performance. For the purpose of ensuring the effectiveness of the Board as a whole and its committees, an independent third-party interviews each director individually on a wide range of topics including:
○
the involvement of the Board in issues material to the company

○
board and committee structure and composition

○
communications between management, the Board, and its committees

○
information furnished to the Board

○
the Board’s relationship with management

○
the effectiveness of the Board and its committees.

The independent third-party typically summarizes the individual comments and assessments in an oral report to the Board in executive session. The Board utilizes the results of this process to help refine and improve the operations of the Board and its committees. In 2021, the annual assessment occurred during the first quarter and results were reported to our executive leadership and our Lead Director.
Areas in which the recent Board and committee evaluations have led to further focus and enhancement include: additional presentations on various topics, improved organization of board materials for greater efficiency and effectiveness, continued focus on risk management with an emphasis on forward looking issues and continued focus on human capital.
Board Meetings Held during 2021
During 2021, the board held ten meetings, either in person or by telephone conference call. Directors are expected to attend a majority of the Board meetings. All nominees for election as directors attended 100% of all Board meetings and applicable committee meetings held during 2021. The Board also acts by unanimous written consent in appropriate circumstances. All of our current directors were present at the 2021 annual meeting and were re-elected at that meeting.
Executive Sessions
Our Board of Directors meet in executive session at least quarterly without management present. The Audit Committee also meets in executive session at least quarterly, without management present, with representatives of
Corporate Governance ● Executive Sessions	iStar Inc. 2022 Proxy Statement | 19

our independent registered public accounting firm and with representatives of the accounting firm engaged to assist us in the preparation of our documentation, testing, and evaluation of internal controls over financial reporting.
Service on Other Boards
In view of the commitment of time and effort that is required of a director of a public company, our board has established a guideline that its non-employee directors should not serve on the boards of more than four public companies, including iStar, and that our chief executive officer should not serve on the boards of more than two other public companies.
Majority Votes / Director Resignation Policy
In an uncontested election, an incumbent nominee for director who fails to receive the requisite majority of votes cast for his or her election must offer to resign from the Board promptly following certification of the voting results. The Nominating and Governance Committee will consider any such resignation offer, determine whether to recommend acceptance of that resignation, and submit its recommendation for consideration by the Board. The director whose offer to resign is under consideration may not participate in any deliberation or vote of the Nominating and Governance Committee or the Board regarding the proposed resignation. The Nominating and Governance Committee and the board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.
Within 90 days after the results of the shareholder vote are certified, the Board will disclose its decision in a press release, filing with the SEC, or by other public announcement. If an incumbent director’s offer to resign is not accepted by the Board, such director will continue to serve until a successor is elected and qualifies, or until the director dies, resigns, retires, or is removed, whichever shall occur first. If a director’s offer to resign is accepted by the board, then the board, in its sole discretion, may fill the resulting vacancy pursuant to iStar’s Bylaws.
Defensive Measures Profile
Opt-Out from MUTA Provisions
Subtitle 8, Title 3 of the Maryland General Corporation Law—commonly referred to as the Maryland Unsolicited Takeover Act, or MUTA—permits companies to unilaterally classify their boards into staggered classes and adopt certain other takeover defense measures. Under an amendment to our charter approved by the board in 2015, iStar is prohibited from electing to be subject to those provisions, meaning we cannot implement the takeover defense measures they describe. Our decision to opt out from the MUTA may not be repealed without the approval of a majority of our shareholders.
Shareholder Rights Plan
We do not have a shareholder rights plan, commonly known as a “poison pill,” in effect.
“Whistleblower” Policy
Our Code of Conduct includes a policy on reporting suspected misconduct (a “whistleblower” policy) that describes how employees can report any concerns or suspected violations of our standards of conduct, policies, or laws and regulations to a named Compliance Officer, any other member of our Compliance Committee, our chief executive officer, or the chair of the Audit Committee. This reporting may be done on an anonymous basis. We also have established an independent “hotline” telephone service that may be used by employees who wish to report concerns or suspected violations, on an anonymous basis or otherwise. We prohibit retaliation against employees who report actual or suspected violations; anyone who attempts to retaliate will be subject to disciplinary action, up
20 | iStar Inc. 2022 Proxy Statement

to and including termination. Reports of misconduct made in bad faith and false or misleading information provided in the course of an investigation will be subject to disciplinary action, up to and including termination.
Governing Documents
The documents described below are available on our website at ir.istar.com/corporate-governance/highlights. We will provide paper copies to our shareholders, without charge, on request.

Corporate Governance Guidelines	Code of Conduct	2022 Proxy Statement
Audit Committee Charter	Compensation Committee Charter	Nominating and Governance Committee Charter
Corporate Governance Guidelines
Our Board has approved a set of general guidelines that provide the framework for our corporate governance. The Board reviews these guidelines and other aspects of our governance annually or as needed.
Code of Conduct
Our Code of Conduct documents the principles of conduct and ethics to be followed by our directors, officers, and employees. The purpose of the Code of Conduct is to promote honest and ethical conduct; compliance with applicable governmental rules and regulations; full, fair, accurate, timely and understandable disclosure in periodic reports; prompt internal reporting of violations of the Code of Conduct; and a culture of honesty and accountability. All of our directors, officers and employees are required to acknowledge that they have received and will comply with the Code of Conduct. We will disclose any material changes to the Code of Conduct, and any waivers that are approved for directors or executive officers, in our public SEC filings and on our website within four business days of any such event.
Disclosure Committee
iStar’s Disclosure Committee is made up of members of our executive management and senior staff. The purpose of the Disclosure Committee is to oversee our system of disclosure controls and to assist and advise the chief executive officer and chief financial officer in making the required certifications in SEC reports. The Disclosure Committee was established to bring together on a regular basis representatives from our core business lines and employees involved in the preparation of our financial statements. These individuals meet quarterly, or otherwise as needed, to discuss any issues or matters they believe should be considered for disclosure in our public SEC filings, and to review our draft periodic SEC reports before they are filed. The Disclosure Committee reports to our Chief Executive Officer and, as appropriate, to our Audit Committee.
The Disclosure Committee has adopted a written charter to memorialize the committee’s purpose and procedures. A copy of the charter will be provided, without charge, to any shareholder who requests one.
Succession Planning
Our Compensation Committee, pursuant to its charter, annually reviews and discusses with the independent directors of the Board the performance of our CEO and certain other senior officers and the succession plans for each management position, including recommendations and evaluations of potential successors to fill these positions. The Compensation Committee also reviews annually our management development and succession planning practices and strategies.
Our Chairman and CEO reports to the Board of Directors regularly, and at least annually, assessing the members of the executive leadership team. These reports, developed in consultation with Compensation Committee, include a
Corporate Governance ● Succession Planning	iStar Inc. 2022 Proxy Statement | 21

discussion about development plans for the Company’s executive officers and senior officers to help prepare them for future succession and contingency plans. The full board has the primary responsibility to develop succession plans for the Chairman and CEO position.
Communications with the Board
Interested parties, including shareholders, are welcome to communicate with our lead director, the other independent board members or the Chair of any committee of the Board, by e-mail or regular mail. All communications should be sent to:

By e-mail to: CorporateSecretary@istar.com	By regular mail, addressed to the particular director or directors desired, to: iStar Inc. c/o Corporate Secretary 1114 Avenue of the Americas 39th Floor New York, NY 10036
Our Chief Legal Officer and our Corporate Secretary will review each communication directed to the Board or individual directors. These officers will forward all appropriate communications received, or a summary of such communications, to the appropriate board member(s). Our Chief Legal Officer and Corporate Secretary have the authority to disregard any inappropriate communications or to take other appropriate actions with respect to inappropriate communications including abusive, repetitive, or in bad taste communications or communications that present safety or security concerns. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.
Environmental, Social & Governance Practices and Programs
Overview
Our 2021 Corporate Sustainability Report (CSR) is being published in April 2022 and will be found on our website at https://www.istar.com/sustainability/. Our 2021 CSR provides an overview of the environmental, social and governance (ESG) issues that we prioritize and the strategic and forward-thinking steps we have taken in ESG practices that we consider most relevant to our business and stakeholders both now and into the future, including the following:
○
Environmental: This year’s CSR outlines our process and data-driven approach to integrating climate risk considerations into our real estate finance business and, given the significance of Safehold to iStar’s business, specifically Safehold’s naturally long investment horizon. While we believe that Safehold’s highly diversified, nationwide portfolio protects against many individual risks, we are still proactive about identifying ways we can help offset the impacts of climate change. Tenant engagement is a growing focus, with numerous approaches being taken to promote more environmentally friendly building practices. Lastly, we are making progress on assessing and reporting our greenhouse gas (GHG) emissions — we are targeting a 20% emissions reduction by 2025 and are committing to carbon neutrality by then as well.

○
Green Portfolio Exposure and Tenant Engagement Efforts. As of 12/31/21, Safehold’s green portfolio exposure — the share of ground leases with completed or pending LEED certified buildings atop them — totaled $1.8 billion, representing 38% of the overall $4.8 billion portfolio. For reference, this is up from zero at the time of Safehold’s 2017 IPO, highlighting its success in growing the green investment component of its portfolio. While Safehold’s ground lease position vests day-to-day control over asset operations to its tenants through the duration of the lease term, its tenant engagement efforts include promoting initiatives that support green building.

22 | iStar Inc. 2022 Proxy Statement

○
Social: Like other companies in 2021, our team faced the ups and downs of COVID-19 office shutdowns and re-openings. We learned a great deal about ourselves through these moments, and they ultimately strengthened our resolve to provide a culture that is both inclusive and responsive to our team members’ rapidly changing needs. Through it all, we maintained a highly engaged workforce and launched a new coaching and mentorship platform for professional development focusing on mid-level positions and diverse talent. We achieved many of our diversity, equity and inclusion (DEI) goals, which notably included expanding our diverse hiring, creating a program to support and increase our work with diverse vendors, and establishing a company-wide link between inclusivity and compensation.

○
Cultivating engagement and inclusivity. We utilize a third-party platform to measure and improve employee engagement. Our 2021 Engagement Surveys had a 99% employee response rate and our Engagement Score of 80% meets the criterion for a Highly Engaged workforce. Our Engagement Survey helped guide our actions regarding navigating COVID-19 and our return-to-work arrangements, enabling us to create a company-wide hybrid model with appropriate accommodations to achieve more flexible work arrangements.

○
Inclusivity and Compensation. In 2021, we incorporated peer feedback on employees’ inclusivity performance into the annual review and compensation process. This clear link—with nearly a 10% overall weighting—between inclusivity and pay promotes an environment of awareness and accountability, which facilitates the collegial workplace we wish to demonstrate and promote. Performing well as an inclusive leader and/or colleague contributes to a potentially higher overall performance rating and increased compensation

○
Cultural Equity Council. Our Cultural Equity Council (CEC) is charged with helping iStar sustain and evolve our culture so that we are as equitable and inclusive as possible. The CEC is led by our Chief People Officer and includes members of our executive management, including our President and Chief Investment Officer and Chief Legal Officer.

○
Recruiting / Talent Management. 100% of iStar job searches in 2021 consisted of diverse candidate pools by race and gender and diverse interview panels by race and gender; half of our recent 2021 hires are women or minorities. Similarly, our Board has committed that, when evaluating potential additions to the Board, a diverse candidate pool based on race, gender and other groups will be considered. We developed and supported employees in reaching their professional goals through enhanced employee development programs, including partnering with an outside company to provide formal career training, development and coaching/mentorship. Our first program included 30% of our employees, who were diverse in terms race, gender, level, role and geographic location.

○
Governance: In addition to the features of our corporate governance practices and programs described elsewhere in this proxy statement, in 2021 we published our Vendor Code of Conduct, updated our Corporate Code of Conduct, and updated our employee training program to include new ESG topics. Our training includes:

○
Corporate Code of Conduct

○
Human rights, including raising awareness and prevention of harassment, discrimination and exploitation

○
Vendor Code of Conduct

○
Diversity, equity and Inclusion

○
Sexual harassment

○
Cybersecurity

○
Anti-money laundering, anti-corruption and bribery policies

○
Ethics hotline and whistleblower program

○
Document management and retention

Corporate Governance ● Environmental, Social & Governance Practices and Programs	iStar Inc. 2022 Proxy Statement | 23

ESG Governance and Leadership
Our Board of Directors is responsible for overseeing ESG factors as part of its risk management including climate related risk and opportunities and strategic business planning responsibilities. All members of our executive leadership team are actively engaged in how iStar approaches and manages ESG risks and opportunities. We have established an ESG Advisory Council, including our Chief People Officer, Chief Administrative Officer, Chief Legal Officer, and General Counsel, to ensure that we are appropriately considering and taking actions aligned with our ESG risks and opportunities, business strategy, policies, and initiatives.
In 2021, we took an important step to further embed ESG into our culture by creating a formal Head of ESG. This role is responsible for guiding ESG data gathering, strategy, disclosures, and communication, in addition to ensuring that ESG matters are thoughtfully integrated into the organization’s decision making relating to investments, risk management, underwriting, legal, asset management, stakeholder engagement efforts and employee and vendor relationships.
The ESG Advisory Council typically meets every other month and the Head of ESG further meets with individual Council members as needed. Executive management approves individual actions and suggest new areas for the team to explore. Findings and progress are reported to the Board of Directors periodically during the year in its regular quarterly meetings.
Cybersecurity
We continue to pursue our digital transformation and are on track to complete our multi-year phased cyber security and information technology program by the end of 2022. Our initial efforts targeted stablizing our infrastructure, commencing our data migration to the Cloud and defining our capability roadmap. In 2021-2022, we are focused on modernizing our overall technology platform, an important component of supporting our future growth. Our key initiatives include:
□
Completing data migration. All company data and on-premise infrastructure will be migrated to the Cloud, allowing us to take advantage of Cloud providers’ security innovations against malware and DDoS (distributed denial of service) attacks. Our employees working from home are required to connect through a VPN (virtual private network)

□
Improving cyber security. We engage an outside security platform to monitor and control our Cloud infrastructure. We will be launching ISO 27001 Certification and continuing our mandatory cyber awareness training for our workforce. Our incident response plan created in 2021 documents our action plans to address cybersecurity incidents such as ransomware

□
Replacing and decommissioning bespoke legacy applications

□
Enhancing data management

Our Board exercises its oversight of cybersecurity risk management primarily through the Audit Committee. Management provides periodic reports to the Audit Committee, at regular Committee meetings throughout the year, on relevant cybersecurity issues. We have not experienced any material cybersecurity or information security breaches and, accordingly, have not incurred any expenses due to information security breach penalties or settlements. We maintain cyber liability insurance coverage to mitigate against risks of cyber attacks and other information security breaches.
24 | iStar Inc. 2022 Proxy Statement

Board Committees

Our Board has four standing committees—Audit, Compensation, Nominating and Governance and Investment—made up entirely of independent directors. The Audit, Compensation, and Nominating and Governance Committees have adopted charters that meet applicable standards prescribed by the NYSE. These charters are available on our website at https://ir.istar.com/corporate-governance/board-of-directors, and will be provided in print, without charge, to any shareholder who requests copies.
Our Board appoints special committees from time to time, as necessary.
Board Committees	iStar Inc. 2022 Proxy Statement | 25

Audit Committee	Meetings in 2021: 5
○ Clifford De Souza ○ Richard Lieb ○ Barry W. Ridings	Each member of the Audit Committee is independent, as defined by the Audit Committee’s charter and the NYSE listing standards.
The Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by SEC rules.

Principal Responsibilities
The Audit Committee is responsible, among other things, for the following matters:
○
appoints, compensates, retains, and oversees the work of our independent registered public accounting firm

○
ensures that procedures are established for handling complaints regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission of  “whistleblower” reports by our employees regarding questionable accounting or auditing matters

○
meets periodically with management and our independent registered public accounting firm to review and discuss iStar’s annual audited financial statements and quarterly financial statements

○
meets separately, on a periodic basis, with management, internal auditors, or our personnel responsible for the internal audit function, and with our independent registered public accounting firm

○
receives reports from management of  (i) any significant deficiencies in the design or operation of our internal controls and (ii) any fraud involving management or other employees who have a significant role in our internal controls

○
reviews analyses of significant financial reporting issues and judgments made in connection with the preparation of iStar’s financial statements

○
reviews any accounting adjustments, any communications between the audit team and the audit firm’s national office respecting auditing or accounting, and any “management” or “internal control” letter issued, or proposed to be issued, by the auditing firm

○
reviews our hedging policy and the status of hedging transactions on a quarterly basis

○
reviews our credit loss reserve policy and establishment of reserves on a quarterly basis

○
discusses policies with respect to risk assessment and risk management

○
discusses any material legal matters with senior management and the Board

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ensures that policies are established regarding hiring employees or former employees of the independent auditors

○
reviews annually internal and external audits, if any, of our employee benefit plans and pension plans

○
reviews annually the adequacy of our insurance, management information systems, internal accounting and financial controls, protection of technology and proprietary information, and policies and procedures relating to compliance with legal and regulatory requirements

The Report of the Audit Committee is on page 57 of this proxy statement.

26 | iStar Inc. 2022 Proxy Statement

Compensation Committee	Meetings in 2021:7
○ Barry W. Ridings ○ David Eisenberg ○ Robin Josephs	Each member of the Compensation Committee is independent as defined by the Compensation Committee’s charter and the NYSE listing standards.

No member of the Compensation Committee is or was formerly an officer or an employee of iStar.
No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board, nor has such an interlocking relationship existed in the past.

Principal Responsibilities
The Compensation Committee is responsible for overseeing our executive compensation programs. The principal responsibilities of the committee include:
○
approves performance objectives for our senior executives and evaluates the performance of such executives relative to these objectives

○
approves, either as a committee or together with the other independent directors based on a Compensation Committee recommendation, the base salary, annual incentive awards, long-term incentive awards, and other compensation for our Chief Executive Officer

○
approves base salaries, annual incentive awards, long-term incentive awards, and other compensation for our other senior officers and highly compensated employees

○
reviews management’s recommendations and advises management and the Board on compensation programs and policies, such as salary ranges, annual incentive bonuses, long-term incentive plans, equity-based compensation programs, and other group benefit programs offered to employees generally

○
administers the issuance of any award under our long-term incentive plans and other equity compensation programs

○
retains and oversees third party consultants as needed to assist with the Committee’s activities

○
considers and evaluates “Say-on-Pay” voting results and recommends to the Board the frequency with which “Say-on-Pay” resolutions should be presented to the shareholders

○
performs such other duties and responsibilities pertaining to compensation matters as may be assigned by the Board

○
reviews the Compensation Discussion and Analysis and recommends to the full Board that it be included in our proxy statement

The Compensation Committee Report is on page 47 of this proxy statement.

Board Committees ● Compensation Committee	iStar Inc. 2022 Proxy Statement | 27

Nominating and Governance Committee	Meetings in 2021:3
○ Robin Josephs ○ Clifford De Souza	Each member of the Nominating and Governance Committee is independent as defined by the applicable NYSE listing standards.

Principal Responsibilities
The Nominating and Governance Committee is responsible, among other things, for the following matters:
○
provides counsel to the Board of Directors with respect to the organization, function, and composition of the Board of Directors and its committees

○
oversees the annual self-evaluation of our Board of Directors and its committees, and the Board’s annual evaluation of management, and reports about those reviews to the Board

○
periodically reviews and, if appropriate, recommends to the full Board changes to our corporate governance policies and procedures

○
identifies and recommends to our full Board potential director candidates for nomination

○
recommends to the full Board the appointment of each of our executive officers

○
leads the Board’s oversight of our ESG programs and ESG risk management

Investment Committee	Meetings in 2021: None
○ Richard Lieb ○ David Eisenberg	Each member of the Investment Committee is independent as defined by the applicable NYSE listing standards.

Principal Responsibilities
The Investment Committee was constituted for the purpose of considering and, if appropriate, making recommendations to the Board of Directors regarding any “related party” transactions in which both we and Safehold Inc. (“SAFE”) are participants, as necessary. Typically, such “related party” transactions are evaluated by the Board as a whole, acting through its directors who are not otherwise affiliated with iStar or SAFE. The Investment Committee considers such transactions if it is impossible or impracticable for the Board as a whole to meet for this purpose. The Committee was not required to meet during 2021 to take action with respect to any such related party transactions during 2021, as all such matters were considered by the Board as a whole. Such related party transactions are subject to approval by a majority of the Board’s independent directors who are not otherwise affiliated with iStar or SAFE.

28 | iStar Inc. 2022 Proxy Statement

Director Compensation

The compensation program for our non-employee directors provides for the following annual payments:
Role	Annual Cash Retainer, Paid in Quarterly Installments ($)	Annual Award of Restricted Shares of Common Stock or Common Stock Equivalents (CSEs), at the Director’s Option(1) ($)
Non-Employee Directors	$100,000	$125,000
Committee Chairs:
○ Audit	40,000	—
○ Compensation	40,000	—
○ Nominating and Governance	16,000	—
Committee Members:
○ Audit	15,000	—
○ Compensation	15,000	—
○ Investment	10,000	—
○ Nominating and Governance	10,000	—
Lead Director		75,000

(1)
The number of restricted shares of common stock or CSEs is based on the average NYSE closing price for our common stock for the twenty days prior to the date of the annual shareholders meeting.

Directors do not receive additional fees for attending board or committee meetings.
Restricted shares or CSEs are granted effective on the date of the annual shareholders meeting and generally vest after one year, on the date of the next annual shareholders meeting. Dividends will accrue in respect of the restricted shares and CSEs from the date of grant as and when dividends are paid on the common stock, but such dividends will not be paid unless and until the associated restricted shares or CSEs vest. Dividends on CSEs are paid in the form of additional CSEs credited to the directors’ accounts, based on the amount of the dividend and the value of a share of our common stock on the dividend payment date.
Under the Non-Employee Directors’ Deferral Plan, directors may defer the receipt of some or all of their compensation.
Pursuant to our Non-Employee Director Share Election Program, our non-employee directors may elect to receive shares of our common stock in lieu of the cash retainers payable to them for their service on the Board of Directors. Mr. Eisenberg has made such an election, effective with the payment of retainers for his services during the first quarter of 2021.
Director Compensation	iStar Inc. 2022 Proxy Statement | 29

The table below summarizes the compensation information for our non-employee directors for the fiscal year ended December 31, 2021. Jay Sugarman is not included in this table as he is our employee and receives no additional compensation for his services as a director.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Clifford De Souza	$150,000	119,401		269,401
David Eisenberg	119,375(3)	119,401(3)	5,000	243,776
Robin Josephs	131,000	191,034	4,500	326,534
Richard Lieb	131,000	119,401		250,401
Barry W. Ridings	155,000	119,401	5,000	279,401

(1)
Amounts included in the “Stock Awards” column reflect the grant date fair value of restricted share awards made to directors in 2021 computed in accordance with FASB ASC Topic 718 (without regard to forfeitures). These awards were made to the directors under the Non-Employee Directors’ Deferral Plan. Directors may elect to receive these awards in the form of restricted shares of common stock or CSEs. No directors have presently elected to receive CSEs. The restricted share awards or CSEs are valued using the closing price of our common stock on the date of grant. Restricted shares are subject to a one-year vesting period from the grant date.

As of December 31, 2021, the directors held the following aggregate amounts of previously-awarded CSEs and restricted shares:
	Clifford De Souza	David Eisenberg	Robin Josephs	Richard Lieb	Barry W. Ridings
CSEs	—	—	84,296	—	7,454
Restricted shares	6,819	6,819	10,910	6,819	6,819

(2)
Our directors are eligible to participate in our broad-based matching gifts program under which we will donate funds equal to contributions made by directors or employees to qualified nonprofit organizations, up to a maximum annual matching contribution per individual of  $5,000 for directors and senior officers, $2,500 for other officers, and $1,500 for other employees. Our directors also are eligible for reimbursement of the costs of attending continuing director education programs. Amounts included in the “All Other Compensation” column include any matching gifts made by us on behalf of the director and any education costs reimbursed by us to the director.

(3)
Mr. Eisenberg has elected to receive shares of our common stock in lieu of cash retainers effective with the payment for services as a director during first quarter of 2021.

30 | iStar Inc. 2022 Proxy Statement

Indemnification

Our charter provides that we will indemnify and advance expenses to our directors and officers to the full extent required or permitted by Maryland law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will indemnify our directors and executive officers to the fullest extent permitted by our charter and Maryland law against certain liabilities (including settlements) and expenses actually and reasonably incurred by them in connection with any threatened or pending legal action, proceeding, or investigation to which any of them is, or is threatened to be, made a party because of their status as our director, officer or agent, or because they serve as a director, officer or agent of another company at our request.
To supplement these indemnification provisions, we have obtained directors and officers liability insurance, which covers our directors and executive officers.
Indemnification	iStar Inc. 2022 Proxy Statement | 31

Proposal 2—Advisory Resolution to Approve Executive Compensation

We are asking shareholders to approve, on an advisory basis, the Company’s executive compensation as reported in this proxy statement. Although this advisory vote is non-binding on the Company, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
We encourage shareholders to read the entire Compensation Discussion and Analysis section of this proxy statement, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers.
The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to the Company’s recent and sustainable long-term success.
RESOLVED, that the shareholders of iStar Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the Company’s Annual Meeting of Shareholders.
32 | iStar Inc. 2022 Proxy Statement

Compensation Discussion and Analysis Contents

Proposal 2—Advisory Resolution to Approve Executive Compensation ● CD&A Contents	iStar Inc. 2022 Proxy Statement | 33

Compensation Discussion and Analysis

Overview
iStar’s current executive compensation program is the product of the comprehensive review undertaken by our Compensation Committee in recent years and the extensive shareholder outreach seeking feedback and input to ensure that our compensation program is aligned with shareholder interests and concerns.
The changes to the structure and design of our compensation program have been meaningful, reflect our shareholders’ feedback, and align our compensation with shareholder interests by further linking pay with performance and increasing transparency and disclosure. We have been pleased that our shareholders have overwhelmingly supported our Say on Pay vote in recent years. We will continue to seek feedback from our shareholders so their interests and iStar’s executive compensation program are aligned.
This CD&A details how our executive compensation programs are designed and operate for our named executive officers (“NEOs”), who in 2021 included the following individuals:
Jay Sugarman	Chairman and Chief Executive Officer
Marcos Alvarado	President and Chief Investment Officer
Jeremy Fox-Geen	Chief Financial Officer (until May 2021)
Garett Rosenblum	Chief Accounting Officer (principal financial officer from May 2021—February 2022)
Mr. Rosenblum, our chief accounting officer, served as our principal financial officer from May 2021, following Mr. Fox-Geen’s resignation, until February 2022 when Mr. Brett Asnas, our Executive Vice President and Head of Capital Markets, was appointed as our chief financial officer.
Compensation Philosophy and Guiding Principles
Our compensation programs are designed to foster a strong pay-for-performance culture by ensuring we balance emphasis on near-term and long-term performance. The Compensation Committee, and the Board as a whole, believe this approach is essential given the nature of our portfolio of assets and investment opportunities.
We strive to provide our employees with meaningful reward opportunities while maintaining alignment with shareholder interests and business imperatives. In setting and overseeing the compensation of our executive officers, the Compensation Committee believes our compensation philosophy is best enacted by designing programs and policies to achieve three core objectives:
34 | iStar Inc. 2022 Proxy Statement

2021 Compensation Program
Our executive compensation program for 2021 consisted of three primary components:

| Pay Element | Form | Description |
| --- | --- | --- |
| Base Salary | Cash | ○ Reviewed annually in light of performance factors and market practices<br>○ Provides a market competitive, stable income to retain our NEOs |
| Annual Incentive Award | Cash (for more highly-paid participants, 20% of AIP award is paid in shares) | ○ Provides an opportunity to earn additional compensation if iStar achieves predetermined objective performance goals and targets |
| iStar Performance Incentive Plan (iPIP) | Stock: 50%<br>Cash: 50%<br>*(with six-year vesting)* | ○ iPIP awards are the primary form of long-term incentive compensation for our named executive officers<br>○ iPIP pools are established every two years, requiring continued achievement and ongoing link to relative TSR performance<br>○ iPIP awards are also granted every two years. Accordingly, our NEOs received grants of iPIP points in the 2021-2022 iPIP pools in 2021 and will not receive grants of any iPIP points in 2022.<br>○ iPIP payouts are dependent on performance of portfolio assets<br>○ No payouts are made in connection with iPIP awards until meaningful performance hurdles are achieved by iStar's investments and long vesting periods are satisfied<br>– Award vesting is stretched over six years (40% in year two, 15% in years three to six)<br>– Payments only made after repayment of debt and capital and after achieving a 9% ROE hurdle<br>○ iPIP payments are reduced if our TSR underperforms the FTSE NAREIT REITs Index and the Russell 2000 Index |

For the named executive officers, the Compensation Committee determines the amounts of these compensation components annually after considering:
○
Each executive’s experience, knowledge, skills and personal contributions

○
iStar’s performance relative to pre-established goals

○
Individual executives’ accomplishments and performance relative to pre-established goals

○
Real estate industry performance, general economic conditions and other macroeconomic factors

Each compensation component is discussed below.
Base Salaries
The Compensation Committee reviews the annual base salaries of our named executive officers at the beginning of every year. Salaries of our NEOs who served during 2021 are shown below. Base salary for Mr. Fox-Geen is shown at an annualized rate of base salary, as Mr. Fox-Geen’s employment ended in May 2021
CD&A ● 2021 Compensation Program	iStar Inc. 2022 Proxy Statement | 35

Named Executive Officer	2021 Base Salary ($)
Jay Sugarman	$600,000
Marcos Alvarado	550,000
Jeremy Fox-Geen	500,000 (annualized)
Garett Rosenblum	300,000
Annual Incentive Plan (AIP)
Our named executive officers, as well as our other employees, are eligible to earn an annual incentive award under the AIP if we achieve financial performance goals approved by the Compensation Committee.
Each year, the Committee discusses and approves performance and payout levels under the AIP after a multi-step process of reviewing our current strategy, business plans and budgets, headcount and roles, and other relevant factors. As described elsewhere, our business strategy has evolved in recent years as we focus on scaling the ground lease platform, simplifying our balance sheet, and accelerating the disposition of legacy assets. Consequently, our projected financial performance heading into 2021 relied upon a number of variables and assumptions.
In the beginning of 2021, the Committee approved three performance metrics to determine AIP funding for 2021:
○
Adjusted Book Value Per Share

○
Total Shareholder Return for our common stock

○
Strategic Framework Success Rate, a scorecard that assesses performance relative to seven predetermined goals directly linked to our strategic framework, as follows:

○
Ground leases originated at SAFE

○
Investment grade unsecured credit rating and capital markets offering

○
Monetization of legacy assets

○
Improved employee engagement score

○
Improved DEI culture score

○
Improved ESG scores with leading ESG rating agencies

○
SAFE stock price increase beyond target, standalone or relative to index

To better reflect our evolving strategy and align employees with our critical objectives, for the 2021 AIP bonus pool the Committee replaced Adjusted Earnings Per Share and Core G&A with the Strategic Framework Success Rate and retained Adjusted Book Value Per Share and iStar TSR as performance metrics.
36 | iStar Inc. 2022 Proxy Statement

For each of these performance metrics, the Compensation Committee approved performance requirements and corresponding AIP pool funding levels for 2021, to be evaluated at year-end based on actual performance achieved during 2021, as follows:
Performance Metric	Below Threshold	Threshold	Target	Maximum	Actual 2021 Results	Weighting
1. Adjusted Book Value Per Share	< $33.00	$33.00	$35.00	$37.00+	$38.45	35%
2. iStar TSR	< 5%	5%	10%	15%+	78.1%	35%
3. Strategic Framework Success Rate	< 2/7	2/7	4/7	6/7+	5/7	30%
APPROVED FUNDING FOR 2021 AIP POOL						$23.6M
NOTES:
(1)
See Exhibit A to this proxy statement for our methodology and calculations of Adjusted Book Value.

(2)
A linear scale of performance targets and payout levels is utilized to determine performance and funding for results that fall between the specified amounts.

Under the terms of the AIP, if our TSR is negative for the year, AIP pool funding is capped at the threshold level, regardless of level of performance achieved under the established performance metrics. Due to our positive TSR performance of 78.1% during 2021, the cap did not apply, and no adjustments were made to the AIP pool for 2021.
To account for unanticipated circumstances and external economic factors, including the impact of shifts in timing of our asset transactions, the Compensation Committee has discretion to adjust the size of the total AIP bonus pool by up to 25% (up or down) based on its assessment of our overall performance; factors relevant to how the performance results were achieved; our financial condition, including liquidity; and other relevant considerations. However, the Committee does not have discretion to override the impact of the TSR modifier when it caps the AIP pool funding amount at the threshold level. The Committee made no discretionary adjustments to the funding of the 2021 AIP pool.
AIP Awards for 2021 (Approved and Paid in February 2022)
For services during 2021, 83% of our AIP pool was awarded to employees other than our NEOs. AIP awards for our NEOs during 2021 are shown below. The AIP awards shown below were approved and paid in February 2022 for services performed in 2021. For our NEOs, the AIP award shown was paid in a mix of cash and fully-vested shares of our Common Stock, subject to transfer restrictions for 18 months. In accordance with SEC disclosure rules, the cash portion of the AIP awards is reported in the Summary Compensation Table on page 49 as compensation for the year in which the services were performed and the shares portion is reported as compensation in the following year in which the shares are granted.
In approving individual AIP awards to our NEOs for services in 2021, the Committee took into consideration the contributions and accomplishments of each NEO, including their performance with reference to specific individual goals developed for each executive, including the following:
○
For Mr. Sugarman, goals based on increasing our adjusted book value, increasing our dividend, increasing our share price, and continuing the scaling of our ground lease business.

○
For Mr. Alvarado, goals based on originating ground lease investments in excess of a stated target, leading and enabling our key business functions to achieve a specified level of operating framework targets, and improving our employee engagement scores in excess of stated target.

○
For Mr. Rosenblum, goals based on his leadership of our accounting department and, after the resignation of our chief financial officer in May 2021, his performance as our primary financial officer.

CD&A ● 2021 Compensation Program	iStar Inc. 2022 Proxy Statement | 37

The following table lists the AIP awards granted to our NEOs for their services during 2021. The Committee considers it important for our CEO to participate in the AIP as do our other NEOs and employees generally. Nevertheless, in assessing the CEO’s overall pay arrangements, the Committee has emphasized the long-term incentives paid to Mr. Sugarman, in particular through the iPIP, given his role. Accordingly, the Committee has put relatively less weight on the amount of Mr. Sugarman’s AIP award compared to his long-term incentive pay. Conversely, the AIP awards paid to Mr. Alvarado and Mr. Rosenblum reflect that relatively more weight is given their annual incentives compared to their long-term incentive pay. Mr. Fox-Geen left the Company in May 2021 and no individual AIP award was paid to him for any services during 2021.
Named Executive Officer	2021 Award ($)
Jay Sugarman	400,000
Marcos Alvarado	3,250,000
Garett Rosenblum	450,000
Long-Term Incentive Compensation—iPIP
Long-term incentive compensation for our NEOs is delivered primarily through the iPIP. The ultimate value of awards, if any, under the iPIP is directly tied to the performance of our assets and investments, as well as our relative TSR performance. Commencing in 2019, with awards of points in the 2019-2020 iPIP pool, and going forward, iPIP awards are granted every two years.
The following table shows awards of iPIP points made during 2021 to our NEOs, from a new 2021-2022 iPIP pool:
Executive	Points Awarded in 2021-2022 iPIP Pool in 2021	Grant Date Value
Jay Sugarman	12.5	$1,309,405
Marcos Alvarado	12.5	$1,309,405
Garett Rosenblum	1.0	$104,752
Mr. Fox-Geen, our former chief financial officer, was granted 10.0 iPIP points in February 2021, which were forfeited when he resigned in May 2021.
Why We Created iPIP
iPIP is the primary form of performance-based incentive compensation for our NEOs, as well as other executives, investment professionals and select other employees. iPIP was implemented in 2013 and approved by our shareholders in 2014. iPIP has been designed to incentivize executives and other investment professionals to participate in the long-term financial success of iStar by directly linking their pay with the performance of our portfolio assets.
○
iStar’s compensation program is intentionally unique because of our differentiated and unique asset mix and business platform

○
iPIP provides a compensation opportunity consistent with expectations of top-tier executives in other high-caliber, investment-based organizations with whom we compete for talent

○
Payout is not guaranteed, is subject to long vesting requirements, and is contingent upon strict performance criteria being met, incentivizing executives to drive the performance of portfolio assets over the long-term

How iPIP Works
Below is a graphic illustrating the principles that govern the determination of payouts, if any, to iPIP participants. For more complete description of the iPIP, including the complete iPIP document, see our Definitive Proxy Statement filed on April 11, 2014, incorporated by reference as Exhibit 10.2 to our 2020 annual report on Form 10-K.
38 | iStar Inc. 2022 Proxy Statement

STEP 1

Establish iPIP Pools For Each Two-Year Period

Every other year, we establish two iPIP pools, a short-term pool and a long-term pool, covering all investments made in the following two-year period. Investments are allocated to a particular pool based on the expected realization horizon of the investment.

STEP 2

For Each Pool, Apply Net Cash Proceeds[1] to Repay Allocated Corporate Debt and iStar's Allocated Equity.

Before any profits are allocated, net cash proceeds from assets in the pool are applied to:

1. Repay all principal and interest on corporate level debt allocated to the pool, or "allocated corporate debt;" and
2. Repay all iStar's capital invested in pool assets in excess of allocated corporate debt, or "allocated equity."

STEP 3

Share Profits

After payment of all amounts described under STEP 2 above, cash generated by the pool assets is paid:

1. First, to iStar until it receives a 9% annual return on its allocated equity;
2. Next, to pool participants until they receive payments equal to 20% of the sum of the amounts in level 1. above and this level 2; and then
3. 80% to iStar and 20% to pool participants.

If iStar's relative TSR is below the average of the medians of select indices[2], a negative relative TSR modifier is applied to management's share of any profit payouts.

(1)
Net cash proceeds means cash proceeds net of asset-level debt costs. If shares of Safehold are the last remaining material asset in a pool, we may elect not to sell the shares for cash but instead to wind up a pool by calculating the performance of the shares as if they had been sold, and then distributing such portion of the shares to iPIP participants as is determined in accordance with Steps 2 and 3 above.

(2)
The FTSE NAREIT REITs Index and the Russell 2000 Index.

The ultimate value of awards under iPIP is directly tied to the performance of iStar’s portfolio assets and investments over the long-term and is subject to reduction based on our TSR. If iStar’s total shareholder return (TSR) for the period commencing January 1, 2013, when the iPIP was first adopted, and ending on the date an iPIP payout is calculated, is below the average of the median TSR of the select indices on that date, the amount paid out to iPIP participants from an iPIP pool will be reduced by the percentage difference of such underperformance. For the 2021-2022 pools and all future pools, this negative TSR modifier for iPIP payouts has been toughened such that payouts will be reduced by twice the percentage difference between iStar’s TSR and the average of the median of the indices.
iPIP Investment Periods and Pools
Every other year, we establish two iPIP pools tied to investments we make during that year and the following year. One pool, a “short-term pool,” includes investments that we generally expect, as of the origination date, should have a realization date that is six years or less from the origination date. A second pool, a “long-term pool,” includes investments that we generally expect, as of the origination date, should have a realization date that is more than six years from the origination date. The performance of each pool is tracked separately and payouts, if any, to participants are solely based on the performance of each pool. For purposes of allocating certain types of investments between short-term and long-term pools, the Compensation Committee has adopted policies that, unless the committee approves otherwise, all net lease investments will be allocated to the long-term pool, and investments in SAFE securities will be allocated 50% to the short-term pool and 50% to the long-term pool, in effect when the investments are made. Shares of SAFE common stock are included in each of the 2017-2018, 2019-2020 and 2021-2022 short-term and long-term iPIP pools. The Compensation Committee retains the final authority to exclude certain
CD&A ● 2021 Compensation Program	iStar Inc. 2022 Proxy Statement | 39

assets as investments that will be allocated to an iPIP pool and has determined, for example, that iStar equity and debt securities that are repurchased by the company and certain additional investments in pre-existing assets will be excluded.
Since the iPIP program was initially adopted, we have established and awarded points in short-term and long-term pools for each of 2013-2014, 2015-2016, 2017-2018, 2019-2020 and 2021-2022. We grant participation interests, or points, in each iPIP pool, primarily to senior executives and select professionals engaged in our investment activities. As noted above, beginning with the iPIP awards made in 2019, awards of iPIP points are being granted every two years.
Vesting of iPIP Points
iPIP points vest over a six-year period—40% after the initial two years, and 15% at the end of each of the next four years, provided the recipient is still employed at iStar. Vesting occurs even if the pools have not yet reached the payout stage (described below). However, no payouts are made from an iPIP pool on vested points unless and until the performance criteria for that pool have been met.
The values of iPIP points shown in the Summary Compensation Table are based upon the fair value on the date the points are granted, but for participants, the realizable value of iPIP points at the time they are granted is zero. The ultimate value participants may realize from their iPIP points, if any, depends on how well the investments in an iPIP pool perform over time, and that depends on a number of performance factors, including the amount investments originated, realization on those investments, asset-specific leverage, corporate leverage, credit losses, and other relevant factors.
The below flow chart details the timeline from a short-term iPIP pool investment period to payout:
iPIP Fundings and Distributions
Under the iPIP, management calculates the performance of the investments in the iPIP pools on a quarterly basis. These calculations, together with supporting materials, are furnished to our independent registered public accounting firm as part of the overall audit process. If it is determined that the performance of the investments in an iPIP pool has achieved sufficient net cash to provide for funding and payouts from the iPIP pool, a negative TSR modifier is applied to determine if iStar’s relative TSR is below the average of the medians of the FTSE NAREIT REITs Index & the Russell 2000 Index. An independent valuation consultant performs the necessary TSR calculations to determine the extent to which reductions in iPIP pool fundings are required based on TSR performance. If shares of Safehold are the last remaining material asset in a pool, we may elect not to sell the shares for cash but instead to wind up a pool by calculating the performance of the shares as if they had been sold, and then distributing such portion of the shares to iPIP participants as is determined in accordance with the distributions “waterfall” as described above. Management’s calculations, supporting materials, and the TSR calculations are reviewed by the Compensation Committee before payout distributions are made to iPlP participants.
40 | iStar Inc. 2022 Proxy Statement

Illustration of 2013-2014 iPIP Short-Term Pool
CEO Award and Payouts
For purposes of illustration, the following table sets forth information on our CEO’s award and payouts from the 2013-2014 short-term iPIP pool through December 31, 2021. The final payout on the assets in the 2013-2014 short-term iPIP pool occurred during 1st quarter 2019 and the first payout on assets in the 2013-2014 long-term iPIP pool is expected during the 2nd quarter 2022.
2013-14 short-term iPIP—CEO-Specific Data ($000)(1)
Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	Total	Annual Average 2013-2021
Vesting Schedule	0%	40%	55%	70%	85%	100%	100%	100%	100%	—
Grant Date Value (short-term and long-term awards)	N/A	$5,500	$0	$0	$0	$0	$0	$0	0	—
Realized Value	$0	$0	$0	$0	$0	$7,903(3)	3,982(3)	$0	0	11,885(3)	$1,321(3)
Total Cumulative Realized Value as % of Grant Date Value(2)	0%	0%	0%	0%	0%	144%	72%	0%	0%	216%

○
Each year, profits from the short-term iPIP pool were directly invested back into iStar’s business

○
CEO’s first payout did not occur until 2018

○
Round-trip calculated profit to iStar from the 2013-14 short-term pool (through 2021) is $140 million

○
Calculated levered IRR for the 2013-14 short-term pool is approximately 21.6% per year

(1)
Dollars in thousands

(2)
Equals total realized value as a percentage of total grant date value

(3)
Realized value paid 50% in our stock and 50% in cash.

iPIP Distributions Paid in 2021
No payouts were made from the 2013-2014 short-term or long-term iPIP pools during 2021. The final payout from the 2013-2014 short-term iPIP pool occurred during 1st quarter 2019. The first payout from the 2013-2014 long-term iPIP pool is expected during 2nd quarter 2022.
The final payout from the 2015-2016 short-term iPIP pool was made during 2021. The first and final payout from 2015-2016 long-term iPIP pool is expected during 2nd quarter 2022.
CD&A ● 2021 Compensation Program	iStar Inc. 2022 Proxy Statement | 41

No payouts have yet been made from the 2017-2018 iPIP pool, the 2019-2020 iPIP pool or the 2021-2022 iPIP pool.
		Total distributions in respect of vested iPIP points during 2021(1)		Average Annualized Rate of Total Distribution ($)(2)
Executive		Shares($)	Cash($)
Jay Sugarman	2013-2014 iPIP pools	0	0	0
	2015-2016 iPIP short-term pool	2,927,375	2,927,375	836,393
	2017-2018 iPlP pools	0	0	0
	2019-2020 iPlP pools	0	0	0
	2021-2022 iPlP pools	0	0	0
Garett Rosenblum	2013-2014 iPIP pools	0	0	0
	2015-2016 iPIP short-term pool	84,320	84,320	24,091
	2017-2018 iPlP pools	0	0	0
	2019-2020 iPlP pools	0	0	0
	2021-2022 iPlP pools	0	0	0

(1)
These distributions were paid 50% in cash and 50% in shares of our common stock, net of applicable tax withholdings.

(2)
Calculated from date of inception of short-term iPIP pool through December 31, 2021.

Advantages of the iPIP Structure
iPIP’s features foster strong alignment with shareholder interests.
First, the assets and investments in an iPIP pool must perform well before our executives receive any payout for their points. Even if the assets and investments do perform well, payouts will be reduced if iStar’s TSR underperforms benchmark indices.
Second, the iPIP instills a long-term mindset. Points vest over the course of six years, and iPIP pools must perform successfully over the long term to satisfy the performance tests that are preconditions to any payout.
Third, to further align our executives’ interests with those of our shareholders, iPIP payouts are divided equally between shares of our common stock and cash, rather than all-cash payouts. (However, if there happen to be insufficient shares available for issuance under shareholder-approved plans, iPIP payouts may be made in cash.) Additionally, under certain circumstances described above, we may elect to distribute Safehold shares to satisfy our obligations to iPIP participants.
Finally, the iPIP program is structured to be similar to executive compensation programs offered by other investment platforms with whom we compete for talent (including real estate funds, hedge funds, and private equity firms). We can only compete for the best executive talent if we offer market competitive incentive opportunities.
Long-Term Incentive Compensation—LTIP
As noted above, the iPIP is intended to serve as the primary vehicle for providing long-term incentive compensation to our named executive officers, other senior executives, and investment professionals. However, as deemed appropriate, we will also grant equity-based awards under the 2009 LTIP. These awards typically are in the form of restricted stock units (Units) that entitle the holder to receive an equivalent number of shares of our common stock if and when the Units vest.
During 2021, the Compensation Committee granted LTIP awards to our NEOs as shown in the table below. The LTIP awards were granted in February 2021 in recognition of service and performance during 2020, in the form of Units that cliff vest in one installment in January 2024. On vesting, the Units entitle the holder to receive an equivalent number
42 | iStar Inc. 2022 Proxy Statement

of shares of our Common Stock, net of applicable tax withholdings. The LTIP award granted to Mr. Fox-Geen in February 2021 was forfeited upon his resignation in May 2021.
Executive	LTIP Awards (Units) Awarded in 2021 (#)	Grant Date Value ($)
Marcos Alvarado	47,969	$850,000
Jeremy Fox-Geen	25,396	$450,000
Garett Rosenblum	5,644	$100,000
Performance-Based Pay
The Compensation Committee allocates pay among base salary, short-term incentives, and long-term incentives to emphasize performance-based, variable compensation. This mix ensures the appropriate alignment of executive compensation with financial performance and shareholder value creation. Notably, a substantial majority of the compensation opportunity for our CEO and is delivered through iPIP, a long-term, performance-based incentive compensation program.
The chart below illustrates our NEOs’ mix of pay for 2021
Risk and Compensation
We believe that both the company and our individual employees should focus on identifying, pricing, managing, and monitoring risk, with the objective of achieving attractive, long-term, risk-adjusted returns for our shareholders. Our compensation program is designed to support and motivate our employees in achieving this objective without encouraging excessive risk-taking. We believe the following attributes contribute to an executive compensation program that does not create risks that are reasonably likely to have a material adverse effect on iStar.
Appropriate pay mix. We rely on an assortment of compensation elements—both fixed and variable, cash and equity-based, and short- and long-term—to ensure our executives focus on objectives that help us achieve our business plans and create alignment with long-term shareholder interests.
Focus on long-term performance-based compensation. A significant portion of the compensation we pay our senior executives consists of long-term incentive awards that vest over multiple years. These awards will not pay out until iStar earns a complete return of our invested capital, as well as actual or imputed interest and a preferred return hurdle rate, and any payouts are subject to reduction if our total shareholder return is below market.
CD&A ● 2021 Compensation Program	iStar Inc. 2022 Proxy Statement | 43

iStar executives are also shareholders. Our NEOs, other executive officers, and directors must comply with rigorous stock ownership guidelines.
Reduced incentive for misconduct. Our clawback policy allows us to recover incentive compensation paid to an executive in the event such executive’s fraud, willful misconduct, or violation of a company policy leads to a restatement of our financial statements or negative revision of a financial measure used to determine that incentive compensation.
No hedging or pledging. Our executives and directors are prohibited from engaging in transactions that hedge the risk of owning iStar common stock. In addition, directors, officers, and other employees may not pledge our securities as collateral for a loan or hold iStar securities in a margin account except with prior approval in accordance with guidelines approved by our board from time to time.
No guaranteed employment. We have no employment agreements with executive officers. All of our executives are employed on an “at will” basis and may be terminated with or without cause at any time. Similarly, our executives have no “golden parachute” or “golden coffin” arrangements. Taken as a whole, our compensation arrangements reward executives for appropriately identifying and managing risks, but provide no guaranteed “safety net” if they are ineffective in doing so. Moreover, the structure of our incentive compensation program ensures that any loss of value to our shareholders is shared by management.
Compensation Governance
In addition to structuring our compensation programs with objective, predetermined goals, and providing for direct oversight by our Compensation Committee, we employ a number of features to enhance our compensation governance, as described below.
Stock Ownership Guidelines
Our non-employee directors, executive officers, and other senior officers are expected to maintain equity ownership interests having at least minimum prescribed values. Our ownership guidelines are as follows:
5x	10x	6x	3x
Annual cash retainer ($500,000) Non-Employee Director	Base salary ($6 million) Chairman and Chief Executive Officer (CEO)	Base salary ($3.3 million) President and Chief Investment Officer	Base salary ($1.5 million) Chief Financial Officer and other CEO direct reports
Non-employee directors and officers have five years from the date they are elected to the board or appointed to an officer position, as the case may be, to satisfy the ownership guidelines. All of our non-employee directors and named executive officers are currently in compliance with the guidelines.
Clawback Policy
We have a “clawback” policy that is reflected in the provisions of our incentive compensation awards. If we determine that an employee has engaged in fraud, willful misconduct, or violation of a company policy, and we further determine that misconduct caused or contributed to a material restatement or adjustment of iStar’s financial results within two years after the period presented, or caused a material negative revision of a financial measure used to determine incentive compensation, the Compensation Committee will review performance-based compensation awarded to that employee and, if appropriate, seek recoupment of an appropriate portion of such award.
44 | iStar Inc. 2022 Proxy Statement

Insider Trading Policies and Procedures
The federal securities laws prohibit a company’s directors, officers, employees and other “insiders” from engaging in securities trading on the basis of material, non-public information. It is our policy, without exception, to comply with all applicable laws and regulations in conducting our business. Accordingly, iStar has adopted an insider trading policy that prohibits each member of our Board of Directors and each of our officers and other employees from buying or selling our securities on the basis of material, non-public information, and from assisting or working in concert with others to do so. We impose “blackout periods” on a quarterly basis, and otherwise as appropriate, that prohibit insiders from trading in our securities, and require that any trading by an insider must be approved in advance by our compliance officer.
“Double Trigger” Change-in-Control Provision for Long-Term Incentive Compensation
All long-term incentive compensation awards for our executive officers include a “double trigger” change-in-control provision, meaning that a change in control of iStar will not alone cause any acceleration of vesting of those awards. Only if a change-in-control transaction is followed by termination of employment (or effective termination due to a material reduction in position, responsibilities, compensation, or other significant terms of employment), will the incentive compensation awards continue to vest, either in full or on a prorated basis.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally limits tax deductibility of compensation paid by a public company to its chief executive officer and certain other highly compensated executive officers to $1 million annually. Prior to enactment of the Tax Cuts and Jobs Act in November 2017, Section 162(m) included an exception for performance-based compensation that meets specific requirements. This exception has now been repealed, subject to certain grandfathered exceptions, which means employers generally lose the deduction for compensation to covered executives in excess of   $1 million. Notwithstanding the loss of the exception for performance-based compensation, the Compensation Committee generally intends to continue to utilize the grandfathering rule under the Tax Cuts and Jobs Act where available. However, the Compensation Committee reserves the right to pay nondeductible compensation.
Roles and Responsibilities in Setting Named Executive Officer Compensation
Compensation Committee
The Committee is currently made up of three independent directors and reports to the Board.
The Compensation Committee reviews and approves overall compensation philosophy and strategy, as well as the compensation programs in which executive officers participate. Ultimately, the Compensation Committee is responsible for:
○
approving specific compensation for the executive officers

○
determining the form and amount of that compensation

○
aligning executive compensation with shareholders’ interests

To that end, at the beginning of each year the Compensation Committee works with the CEO to set company performance goals and benchmarks for individual executive performance that we expect will positively influence shareholder value. At the end of each year, the Compensation Committee, taking into consideration the CEO’s recommendations for his direct reports, determines and approves specific compensation amounts for our executive officers.
With respect to the CEO, the Compensation Committee annually:
CD&A ● 2021 Compensation Program	iStar Inc. 2022 Proxy Statement | 45

○
reviews and approves objectives

○
evaluates the CEO’s performance against those objectives and iStar’s overall performance

○
determines the CEO’s compensation level based on that evaluation

When appropriate, members of the Compensation Committee engage with shareholders and other stakeholders to seek input on executive compensation matters.
The Compensation Committee has authority to retain independent compensation consultants and legal counsel to assist it in fulfilling its obligations.
Independent Compensation Consultant
Pay Governance, an independent executive compensation consultant, has been retained by the Committee since 2012 to provide consulting advice on matters of governance and executive compensation.
As requested by the Compensation Committee, Pay Governance performs the following services:
○
provides advice and opinion on the appropriateness and competitiveness of our executive compensation programs relative to market practice

○
provides advice on our compensation strategy and our internal compensation-setting processes and governance

○
attends Compensation Committee meetings

Chief Executive Officer
The CEO is supported by other members of the senior management team in setting goals and measuring company and individual performance.
The CEO works with iStar’s other executive officers to set performance goals for the company and individual executives, as appropriate, at the beginning of each year. Using that collective insight, the CEO recommends incentive plan designs and goals for the Compensation Committee’s review and approval.
The CEO makes recommendations to the Compensation Committee regarding compensation for the NEOs after reviewing iStar’s overall performance and each executive’s personal contributions. The CEO incorporates numerous qualitative factors into his recommendations. The CEO does not participate in the Committee’s executive session discussions or deliberations related to his own compensation.
46 | iStar Inc. 2022 Proxy Statement

Compensation Committee Report

In connection with our oversight of the compensation programs of iStar Inc., we, the members of the Compensation Committee listed below, have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon this review and discussion, the Compensation Committee has recommended to iStar’s board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in iStar’s 2021 annual report on Form 10-K.
Submitted by the Compensation Committee
Barry W. Ridings (Chairman)
Robin Josephs
David Eisenberg
Compensation Committee Report	iStar Inc. 2022 Proxy Statement | 47

Chief Executive Officer Pay Ratio

For 2021, the ratio of the annual total compensation of Mr. Sugarman, our CEO, to the median of the annual total compensation of all of our employees other than our CEO (“Median Annual Compensation”) was 10 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K using the data summarized below. For purposes of this disclosure, we refer to the employee who received Median Annual Compensation as the “Median Employee.” The date used to identify the Median Employee was December 31, 2021.
To identify the Median Employee, we first determined our employee population as of December 31, 2021. On that date, iStar and our consolidated subsidiaries collectively had 142 employees. This number includes both full-time and part-time employees, but not independent contractors or “leased” workers. We then measured compensation for the period beginning on January 1, 2021, and ending on December 31, 2021, for these employees. This compensation measurement was calculated by totaling, for each employee, gross taxable earnings, including salary and bonuses as shown in our payroll and human resources records for 2021. We annualized compensation for any employee who worked for less than the full year.
For purposes of calculating this ratio, we used the total compensation of   $2,327,438 reported for Mr. Sugarman in the Summary Compensation Table for 2021. Median Annual Compensation for 2021 was $229,832. This amount was calculated by totaling all applicable elements of compensation for our Median Employee for 2021 in accordance with Item 402(c)(2)(x) of Regulation S-K.
48 | iStar Inc. 2022 Proxy Statement

Executive Compensation Tables

Summary Compensation Table
The following table and the accompanying footnotes set forth compensation information for the past three years for our named executive officers who served during 2021
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jay Sugarman Chairman and Chief Executive Officer	2021	600,000	—	1,389,405(5)	320,000	18,033	2,387,438
	2020	600,000	—	—	320,000	15,522	935,522
	2019	1,000,0000	—	3,344,788	—(4)	22,599	4,367,387
Marcos Alvarado President and Chief Investment Officer 2021	2021	550,000	—	2,589,405(5)	2,650,000	16,685	5,806,089
	2020	550,000	—	800,000(5)	1,720,000	15,498	3,085,498
	2019	500,000	—	2,190,493(5)	2,200,000	11,463	4,901,955
Jeremy Fox-Geen Chief Financial Officer (until May 2021)	2021	187,500	—	1,497,524(5)	—	13,220	1,698,248
	2020	387,153	—	1,513,566(5)	600,000	11,024	2,511,742
Garett Rosenblum Chief Accounting Officer (principal financial officer from May 2021- February 2022)	2021	300,000	—	264,752(5)	372,000	14,509	951,261

(1)
Amounts reported in the “Stock Awards” column include our performance-based iPIP awards, which vest over six years. Amounts reported in this column include the dollar value of iPIP points granted in the year listed. The executives realized no value and did not receive income at the time these awards were granted. Actual payments will be made to the executives in respect of these awards only if meaningful performance hurdles are achieved by iStar’s investments and long vesting periods are satisfied. In addition, iPIP payouts will be reduced if our TSR underperforms. See “Compensation Discussion and Analysis—iPIP distributions paid in 2021,” for a discussion of payouts made to our NEOs in 2021.

The values of the iPIP awards are based on the grant date fair value calculated in accordance with FASB ASC Topic 718 (without regard to forfeitures) based on various assumptions with respect to forecasted investment originations, expected realization dates of investments (including maturities or sale dates), asset-specific leverage, corporate leverage, investment returns, credit losses, and other relevant factors. These assumptions are subject to risks and uncertainties that may cause actual results or outcomes to differ materially. Refer to Note 15 of our consolidated financial statements in our 2021 10-K Report for further details.
Amounts reported in the “Stock Awards” column for 2021 include the dollar value of iPIP points granted in 2021 to our named executive officers in the 2021-2022 iPIP pools. Mr. Fox-Geen forfeited his 2021 iPIP award upon his departure from the Company in May 2021. Amounts reported in the “Stock Awards” column for 2019 include the dollar value of iPIP points granted in 2019 to our named executive officers in the 2019-2020 iPIP pools. Starting in 2019, awards of iPIP points are intended as two-year awards; accordingly, no iPIP points were awarded in 2020, except for an award made to Mr. Fox-Geen on commencement of his employment. See Note (5) below.
(2)
Amounts reported in the “Non-Equity Incentive Plan Compensation” column include cash awards paid under our AIP to our named executive officers. Pursuant to the SEC’s disclosure rules and regulations, cash bonuses paid under the AIP are reported under the “Non-Equity Incentive Plan Compensation” column for the year in which services were performed.

Executive Compensation Tables ● Summary Compensation Table	iStar Inc. 2022 Proxy Statement | 49

(3)
Amounts reported in the “All Other Compensation” column include our matching contributions to the accounts of our named executive officers in our 401(k) Plan, additional compensation attributable to certain life and disability insurance premiums, and accrued dividend equivalents paid upon the vesting of our long-term incentive awards. Amounts reported in the “All Other Compensation” column for Mr. Fox-Geen also includes accrued vacation paid to him upon his departure from the Company in May 2021.

(4)
No annual incentive award was paid to Mr. Sugarman under our AIP for services in 2019.

(5)
Amounts reported in the “Stock Awards” column for 2021 for Mr. Sugarman include the dollar value of shares of our common stock issued in February 2021 as part of his annual incentive awards for services rendered in 2020, which shares were fully vested but subject to sales restrictions for specified periods based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718.

Amounts reported in the “Stock Awards” column for 2021 for Mr. Alvarado and Mr. Rosenblum include the dollar value of  (a) shares of our common stock issued in February 2021 as part of his annual incentive awards for services rendered in 2020, which shares were fully vested but subject to sales restrictions for specified periods, and (b) LTIP awards in the form of restricted stock units (Units) granted in February 2021, which Units vest at the end of three years, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price of our common stock at the date of grant.
Amounts reported in the “Stock Awards” column for 2021 for Mr. Fox-Geen include the dollar value of LTIP awards in the form of restricted stock units (Units) granted in February 2021, which Units vest at the end of three years, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price of our common stock at the date of grant. Mr. Fox-Geen forfeited his LTIP award upon his departure from the Company in May 2021.
Amounts reported in the “Stock Awards” column for 2020 for Mr. Alvarado include the dollar value of  (a) shares of our common stock issued in February 2020 as part of his annual incentive awards for services rendered in 2019, which shares were fully vested but subject to sales restrictions for specified periods, and (b) LTIP awards in the form of restricted stock units (Units) granted in February 2020, which Units vest at the end of three years, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price of our common stock at the date of grant.
Amounts reported in the “Stock Awards” column for 2020 for Mr. Fox-Geen include the dollar value of LTIP awards in the form of Units and the dollar value of points in the 2019-2020 iPIP pool granted to Mr. Fox-Geen on commencement of his employment on March 23, 2020, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price of our common stock at the date of grant. Mr. Fox-Geen forfeited his unvested LTIP award and his points in the 2019-2020 iPIP pool upon his departure from the Company in May 2021.
Amounts reported in the “Stock Awards” column for 2019 for Mr. Alvarado include the dollar value of LTIP awards granted in February 2019, which Units vest in annual installments vest over three years, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price of our common stock at the date of grant.
50 | iStar Inc. 2022 Proxy Statement

Grants of Plan-Based Awards
The following table includes information on plan-based awards granted to our named executive officers who served during 2021.
	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value ($)
Name		Target (#)	Threshold (#)	Target (#)	(#)
Jay Sugarman	2/26/21	(1)		(1)(2)		(2)	1,309,405(3)
						4,515	80,000 (4)
Marcos Alvarado	2/26/21	(1)		(1)(2)		(2)	1,309,405(3)
	2/26/21					47,969	850,000(4)
						24,266	430,000(4)
Jeremy Fox-Geen	2/26/21	(1)		(1)(2)		(2)	1,047,524 (3)(5)
	2/26/21					25,396	450,000 (4)(5)
Garett Rosenblum	2/26/21	(1)		(1)(2)		(2)	104,752 (3)
	2/26/21					5,644	100,000 (4)
						3,386	60,000 (4)

(1)
As described more fully in “Compensation Discussion and Analysis-Annual Incentive Awards,” each year, the Compensation Committee establishes a performance measure and determines the target amount for our total annual incentive pool. The total annual incentive pool is funded after year-end based on how we perform compared to the designated performance measure. Individual employees’ payouts from the pool are determined on a discretionary basis by the Compensation Committee. During 2021, there were no Threshold, Target or Maximum amounts established for individual employees’ payouts under the annual incentive award program.

(2)
The 2021 allocations of points in the 2021-2022 iPIP pools for our chief executive officer and our other named executive officers are intended to cover two years of grants (2021 and 2022). Our chief executive officer and our other NEOs will not be granted points in the 2021-2022 iPIP pools in 2022. The 2021 awards were as follows: Mr. Sugarman—12.5 points (12.5% of the authorized points); Mr. Alvarado—12.5 points (12.5% of the authorized points); Mr. Fox-Geen—10.0 points (10% of the authorized points); and Mr. Rosenblum—1.0 points (1% of the authorized points). Mr. Fox-Geen’s’ iPIP points were forfeited when his employment with iStar ended. There are no Threshold, Target or Maximum amounts established for individual employees’ payouts under the iPIP.

(3)
Amounts reported in the “Grant Date Fair Value” column include the dollar values of iPIP points granted to our named executive officers based on the grant date fair value as determined for accounting purposes. As described elsewhere in this proxy statement, the executives realized no value and did not receive income at the time these awards were granted. Payouts from an iPIP pool to iPIP participants are not expected to commence for several years, and depend on many unknown variables. Further, iPIP participants generally are subject to a six-year vesting period. The fair values of the iPIP points were calculated as of the grant date based on various assumptions with respect to forecasted investment originations, expected realization dates of investments (including maturities or sale dates), asset-specific leverage, corporate leverage, investment returns, credit losses, and other relevant factors. These assumptions are subject to risks and uncertainties that may cause actual results or outcomes to differ materially. Refer to Note 15 of our consolidated financial statements in our 2021 10-K Report for further details.

(4)
Amounts reported in the “Grant Date Fair Value” column also include the dollar value of LTIP and AIP awards granted to our named executive officers based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718 (without regard to forfeitures). The fair values of the awards were calculated based upon the share price at the date of grant. Refer to Note 15 of our consolidated financial statements in our 2021 10-K Report for further details.

(5)
These awards granted to Mr. Fox-Geen were forfeited upon his resignation in May 2021.

Executive Compensation Tables ● Grants of Plan-Based Awards	iStar Inc. 2022 Proxy Statement | 51

Outstanding Equity Awards
The following table shows all outstanding equity awards at the end of 2021 held by our named executive officers who served during 2021, which include unvested iPIP points and unvested Units.
Outstanding Equity Awards at Fiscal 2021 Year-End
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jay Sugarman	—	—	(2)	155,310,374(2)
Marcos Alvarado	68,302(3)	1,764,232	(2)	70,612,500(2)
Jeremy Fox-Geen	—(4)	—	—	—(4)
Garett Rosenblum	20,443(3)	528,043	(2)	3,396,625

(1)
The market value of unvested Units is calculated by multiplying the number of Units by $25.83, the closing market price of our common stock on December 31, 2021.

(2)
The terms of the iPIP, including compensation benefits that may be payable to participants, are described elsewhere in this proxy statement in “Compensation Discussion and Analysis—Long-Term Incentive Compensation—iPIP.” The estimated fair values of iPIP Points were calculated as of December 31, 2021, based on various assumptions with respect to forecasted investment originations, expected realization dates of investments (including maturities or sale dates), asset-specific leverage, corporate leverage, investment returns, credit losses, and other relevant factors. These assumptions are subject to risks and uncertainties that may cause actual results or outcomes to differ materially. Refer to Note 15 of our consolidated financial statements in our 2021 10-K Report for further details. Amounts shown for Mr. Sugarman and Mr. Rosenblum represent estimated fair values of Points in the 2013-2014 iPIP pools and the 2015-2016 iPIP pools and are net of amounts distributed to them in respect of vested points in 2013-2014 short-term iPIP pool and 2015-2016 short-term iPIP pool, which were paid 50% in cash and 50% in shares of our common stock, net of applicable tax withholdings.

(3)
In February 2019—2021, Mr. Alvarado and Mr. Rosenblum were granted LTIP awards in the form of Units that will vest over a three-year vesting period and, on vesting, entitle the holder to receive an equivalent number of shares of our Common Stock, net of applicable tax withholdings. These LTIP awards were granted in recognition of their service and performance during 2018—2020.

(4)
Outstanding iPIP and LTIP awards that had been granted to Mr. Fox-Geen were forfeited upon his resignation in May 2021.

52 | iStar Inc. 2022 Proxy Statement

Stock Vested in Fiscal 2021
The following table presents information for our named executive officers relating to stock awards that vested during 2021.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Jay Sugarman	4,515	80,000
Marcos Alvarado	28,076	485,359
Jeremy Fox-Geen	3,334	48,943
Garett Rosenblum	5,862	95,976

(1)
Mr. Sugarman, Mr. Alvarado, Mr. Fox-Geen and Mr. Rosenblum received 2,790, 13,573, 1,867 and 3,786 net shares of our common stock, respectively, upon vesting of these award of Units, after deduction of shares for applicable tax withholdings.

No Pension or Deferred Compensation
We do not maintain any tax-qualified defined benefit plans, supplemental executive retirement plans, or similar plans for which information is required to be reported in a pension benefits table. Similarly, we do not maintain any non-qualified deferred compensation plans for which information is required to be reported.
Employment Agreements with Executive Officers
We do not have employment agreements with any of our named executive officers.
Change-in-Control or Similar Arrangements
None of our named executive officers are party to any “single trigger” change-in-control arrangements that provide for compensation (including accelerated vesting of stock awards) in the event of a change in control. All long-term incentive compensation awards, including iPIP, equity incentive awards and other arrangements for our named executive officers, include a “double trigger” change-in-control provision, meaning that a change in control of iStar will not alone cause any acceleration of vesting of the incentive compensation awards. Vesting and payment of incentive compensation awards will not change unless the recipient’s employment is terminated or effectively terminated in connection with a change-in-control transaction, An effective termination would include circumstances including, without limitation, material reduction in position, responsibilities, compensation, or other significant terms of employment.
The iPIP and the terms of applicable award agreements granted to our named executive officers include certain provisions relating to a termination of employment. Except as described below, all unvested iPIP points will be forfeited upon a termination of employment.
Termination for cause. If a participant’s employment is terminated for “cause” (as defined in the iPIP), then all iPIP points, whether vested or unvested, will be forfeited.
Termination due to death or disability. If a participant’s employment is terminated due to death or disability, then the participant’s number of vested iPIP points will be increased as of the date of such termination to the next vesting level. For example, if the participant was not yet vested in any points at the time of such termination, the participant’s vested points will be increased to 40%. If there had been such a termination due to death or disability on December 31, 2021, the vested points of our named executive officers would have increased to the following
Executive Compensation Tables ● Change-in-Control or Similar Arrangements	iStar Inc. 2022 Proxy Statement | 53

amounts: 100% points in the 2015-2016 iPIP pools (no increase), 85% points in the 2017-2018 iPIP pools, 55% points in the 2019-2020 iPIP pools and 40% points in the 2021-2022 iPIP pools.
Retirement. If a participant’s employment is terminated as a result of the participant’s “retirement” (defined in the iPIP and described below) prior to the first anniversary of the commencement of an iPIP pool, the unvested points are forfeited. If a participant’s employment is terminated as a result of the participant’s “retirement” following the first anniversary of the commencement of an iPIP pool, then 50% of the participant’s unvested points in that pool are forfeited and the remaining 50% will continue to vest, pro rata, on the same schedule as if the participant had not retired. Any such points that vest following retirement will be forfeited if the participant competes with iStar, but the participant will not be required to repay any amounts previously received unless the board exercises its authority under our “clawback” policy, described on page 44. For purposes of this partial vesting, “retirement” is defined in the iPIP to mean retirement from iStar after age 60, and with a sum of age plus years of service equal to at least 70.
Termination after a change in control. If, after a change in control, a participant’s employment is terminated by iStar (or its successor) without cause or by the participant for “good reason,” (as defined in the iPIP) then the participant’s unvested iPIP points will continue to vest on the same schedule as if the participant had not incurred such termination.
Following a formal determination by the board to proceed with a liquidation of the company, all participants will become 100% vested in their respective iPIP points if their employment is terminated thereafter by us without cause or by the participant for good reason.
The iStar Inc. Severance Plan provides separation benefits in the event an employee is terminated without cause, on terms that are available generally to all salaried employees.
54 | iStar Inc. 2022 Proxy Statement

Proposal 3—Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the board of directors, with the concurrence of the board, has selected Deloitte & Touche LLP, an independent registered public accounting firm, to be our auditors for the fiscal year ending December 31, 2022, subject to ratification by our shareholders. We expect a representative of Deloitte & Touche LLP to attend the annual meeting. The representative may make a statement, and will respond to appropriate questions.
Accounting Fees and Services
Fees paid to Deloitte & Touche LLP, or Deloitte, our independent registered public accounting firm for the fiscal year ended December 31, 2021 and 2020, were as follows:
Type of fee	2021	2020
Audit fees	$1,138,890	$1,166,892
Audit-related fees	—	10,500
Tax fees	480,611	272,927
All other fees	—	—
Total fees	$1,619,501	$1,450,319
Audit Fees. These fees were incurred for professional services rendered in connection with integrated audits of our consolidated financial statements and our internal control over financial reporting, limited reviews of our unaudited consolidated interim financial statements and comfort letters.
Audit-Related Fees. The 2020 fees were incurred for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not disclosed under “Audit Fees.” These audit-related fees included fees related to Deloitte review of SEC filings.
Tax Fees. These fees were incurred for professional services rendered in connection with tax compliance, tax advice, and tax planning. These services included income tax compliance and related tax services.
Our Audit Committee is responsible for retaining and terminating our independent registered public accounting firm (subject, if applicable, to shareholder ratification) and for approving the performance of any non-audit services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for reviewing and evaluating the qualifications, performance, and independence of the lead partner of the independent registered public accounting firm and for presenting its conclusions on those matters to the full board.
Proposal 3—Ratification of the Appointment of Independent Registered Public Accounting Firm ● Accounting Fees and Services	iStar Inc. 2022 Proxy Statement | 55

The Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit services, involving the independent registered public accounting firm. During fiscal 2021, the Audit Committee approved all audit engagement fees and terms involving Deloitte, as well as all significant non-audit services performed by Deloitte.
56 | iStar Inc. 2022 Proxy Statement

Report of the Audit Committee

The Audit Committee oversees the financial reporting process of iStar Inc. on behalf of the board of directors in accordance with our charter. The board has determined that all members of the Audit Committee meet the independence requirements of both the Securities and Exchange Commission, or SEC, and the New York Stock Exchange, or NYSE. The board also has determined that all members of the Audit Committee are “audit committee financial experts” within the meaning of the SEC rules, and are financially literate and have accounting or related financial management expertise, as such qualifications are defined under NYSE rules. We operate under a written charter approved by the board, consistent with the corporate governance rules issued by the SEC and the NYSE. Our charter is available on iStar’s website at www.istar.com (under “Investors” and then “Governance & Proxy”) and will be provided in print, without charge, to any shareholder who requests a copy.
iStar’s management is responsible for executing the financial reporting process and preparing the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting, as well as disclosure controls and procedures.
We are directly responsible for the appointment, compensation, retention, oversight, and termination of the external auditors. We have appointed Deloitte & Touche LLP, or Deloitte, an independent registered public accounting firm, to audit iStar’s consolidated financial statements for the year ending December 31, 2022.
The independent registered public accounting firm is responsible for auditing the effectiveness of iStar’s internal controls over financial reporting and for expressing its opinion thereon, in addition to auditing the annual consolidated financial statements and expressing an opinion whether those financial statements conform to generally accepted accounting principles in the United States. We also approve the engagement of an accounting firm to assist management in preparing documentation, testing and evaluating internal controls over financial reporting, and reviewing the performance of those controls. We do not prepare financial statements or conduct audits.
In its capacity as iStar’s independent registered public accounting firm for 2021, Deloitte issued a report on the consolidated financial statements as of and for the year ended December 31, 2021. In connection with the December 31, 2021, audited consolidated financial statements, we have:
○
reviewed and discussed with management and the independent registered public accounting firm iStar’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses;

○
reviewed and discussed with management and the independent registered public accounting firm iStar’s audited financial statements, including discussions regarding critical accounting policies, other appropriate financial accounting and reporting principles and practices, the quality of such principles and practices, and the reasonableness of significant judgments;

○
discussed with the independent registered public accounting firm the items that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; and

○
reviewed and considered the written disclosures in the letter received from Deloitte, as required by the Public Company Accounting Oversight Board, regarding the independent accountant’s communications with the Audit Committee regarding independence, including a discussion about its independence from iStar and management.

Report of the Audit Committee	iStar Inc. 2022 Proxy Statement | 57

Based on the reviews and discussions above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter in effect in 2021, we recommended to the board that the audited consolidated financial statements for 2021 be included in iStar’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The board approved our recommendation.
Submitted by the Audit Committee
Clifford De Souza (Chairman)
Richard Lieb
Barry W. Ridings
The above report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate the same by reference.
58 | iStar Inc. 2022 Proxy Statement

Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information available to us with respect to any common stock and Series D preferred stock owned by our directors, nominees for director, executive officers, and any individual or group of shareholders known to be the beneficial owner of more than 5% of our issued and outstanding common stock and Series D preferred stock as of March 22, 2022. This table includes options, if any, that are currently exercisable or exercisable within 60 days of the date of this proxy statement, and CSEs and restricted shares of our common stock awarded to non-employee directors under the iStar Inc. Non-Employee Directors’ Deferral Plan that are or will be fully vested within 60 days.
Name and Address of Beneficial Owners(1)	Common Stock Beneficially Owned(1)	% of Basic Common Stock Outstanding(2)	Series D Preferred Stock Beneficially Owned(1)	% of Series D Preferred Stock Outstanding(2)
Marcos Alvarado(3)	74,847(4)	*	—	—
Clifford De Souza(3)	77,351(5)	*	—	—
David Eisenberg(3)	25,246(6)	*	—	—
Robin Josephs(3)	267,704(7)	*	—	—
Richard Lieb(3)	34,681(8)	*
Barry W. Ridings(3)	112,249(9)	*	—	—
Garett Rosenblum(3)	30,759(10)	*
Jay Sugarman(3)	2,749,412(11)	3.98%	2,000	0.05%
BlackRock, Inc. 55 E. 52nd Street New York, NY 10055	13,421,862(12)	19.43%	—	—
FMR LLC 245 Summer Street Boston, MA 02210	6,306,977(13)	9.13%	—	—
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	10,993,724 (14)	15.91%	—	—
All executive officers, directors and nominees for director as a group (8 persons)	3,372,249	4.88%	2,000	0.05%

*
Less than 1%.

(1)
Except as otherwise indicated and subject to applicable community property laws and similar statutes, the person listed as the beneficial owner of shares has sole voting power and dispositive power with respect to the shares.

(2)
As of March 22, 2022, 69,081,545 shares of common stock were outstanding for purposes of this table, of which 69,027,981 were entitled to vote, and 4,000,000 shares of Series D preferred stock were outstanding and entitled to vote.

(3)
c/o iStar Inc., 1114 Avenue of the Americas, 39th Floor, New York, NY 10036.

(4)
Shares are owned directly by Mr. Alvarado.

(5)
Includes 70,532 shares owned directly by Mr. De Souza and 6,819 restricted shares of common stock owned directly that are or will be fully vested within 60 days.

(6)
Includes 18,247 shares owned directly by Mr. Eisenberg and 6,819 restricted shares of common stock owned directly that are or will be fully vested within 60 days.

Stock Ownership Information ● Security Ownership of Certain Beneficial Owners and Management	iStar Inc. 2022 Proxy Statement | 59

(7)
Includes 21,644 shares owned directly by Ms. Josephs, 10,910 restricted shares owned directly that will be fully vested within 60 days, and 84,296 CSEs held under the iStar Inc. Non-Employee Directors’ Deferral Plan that are fully vested. Also includes 137,714 shares owned indirectly through a family trust and 34,667 shares owned indirectly through an IRA, as to which Ms. Josephs disclaims beneficial ownership, except to the extent of any pecuniary interest therein.

(8)
Includes 27,862 shares owned directly by Mr. Lieb and 6,819 restricted shares of common stock owned directly that are or will be fully vested within 60 days.

(9)
Includes 97,976 shares owned directly by Mr. Ridings, 6,819 restricted shares of common stock that are or will be fully vested within 60 days, and 7,454 CSEs held under the iStar Inc. Non-Employee Directors’ Deferral Plan that are fully vested.

(10)
Shares are owned directly by Mr. Rosenblum.

(11)
Includes 2,522,335 shares of common stock owned directly by Mr. Sugarman and 40,544 shares owned indirectly through Mr. Sugarman’s spouse. Also includes 151,866 shares owned indirectly through family trusts and 34,667 shares owned indirectly through a foundation, as to which Mr. Sugarman disclaims beneficial ownership, except to the extent of any pecuniary interest therein.

(12)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2021, as amended, filed with the SEC by BlackRock, Inc. and a review of public filings by the funds reported as beneficial owners in that Schedule 13G.

(13)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2021, as amended, filed with the SEC by FMR LLC and Ms. Abigail P. Johnson.

(14)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2021, as amended, filed with the SEC by The Vanguard Group.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Directors, officers, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our directors, officers, and greater than 10% beneficial owners were met.
60 | iStar Inc. 2022 Proxy Statement

Certain Relationships and Related Party Transactions

It is the policy of our Board of Directors that all transactions between iStar and a “related party” must be approved or ratified by at least a majority of the members of the Board who have no financial or other interest in the transaction. For this purpose, a related party includes any director or executive officer, any nominee for director, any shareholder owning 5% of more of our outstanding shares, and any immediate family member of any such person.
In determining whether to approve or ratify a related party transaction, the Board will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. No director will participate in any discussion or approval of a related party transaction for which such director is a related party, except that such a director will provide all material information concerning the related party transaction to our board.
If a related party transaction will be ongoing, the board may establish guidelines for management to follow in its ongoing dealings with the related party. The Board may delegate to our Nominating and Governance Committee the authority to review and assess, on at least an annual basis, any such ongoing relationships with the related party to confirm they are in compliance with the board’s guidelines.
All related party transactions will be disclosed in our applicable filings with the SEC as required under SEC rules.
Our subsidiary is the external manager of Safehold Inc. (“SAFE”) pursuant to a management agreement, which is publicly available on the SEC’s website as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 15, 2020). We are also SAFE’s largest shareholder. Our Board has adopted specific procedures with respect to transactions in which SAFE is also a participant: such transactions must be approved by majority of our independent directors on our Board.
We have participated in certain of SAFE’s ground lease investment transactions, as a seller of land or by providing financing to SAFE’s ground lease tenants. These transactions were approved in accordance with our policy with respect to transactions in which SAFE is also a participant, described above. Here is a summary of these transactions during 2021:
○
In December 2021, the Company’s partner in a venture recapitalized an existing multifamily property, which included a Ground Lease provided by SAFE

○
In November 2021, the Company and SAFE entered into an agreement pursuant to which SAFE would acquire land and a related Ground Lease originated by the Company when certain construction related conditions are met by a specified time period. The purchase price to be paid is $33.3 million, plus an amount necessary for the Company to achieve the greater of a 1.25x multiple and a 12% return on its investment. In addition, the Ground Lease provides for a leasehold improvement allowance up to a maximum of  $51.8 million, which obligation would be assumed by SAFE upon acquisition. If certain construction conditions are not met within a specified time period, SAFE will have no obligation to acquire the Ground Lease or fund the leasehold improvement allowance. There can be no assurance that the conditions to closing will be satisfied and that SAFE will acquire the land and Ground Lease from the Company.

○
In June 2021, the Company and SAFE entered into two agreements pursuant to each of which SAFE would acquire land and a related Ground Lease originated by the Company when certain construction related conditions are met by a specified time period. The purchase price to be paid for each is $42.0 million, plus an amount necessary for the Company to achieve the greater of a 1.25x multiple and a 9% return on its investment. In addition, each Ground Lease provides for a leasehold improvement allowance up to

Certain Relationships and Related Party Transactions	iStar Inc. 2022 Proxy Statement | 61

a maximum of  $83.0 million, which obligation would be assumed by SAFE upon acquisition. If certain construction conditions are not met within a specified time period, SAFE will have no obligation to acquire the Ground Leases or fund the leasehold improvement allowances. There can be no assurance that the conditions to closing will be satisfied and that SAFE will acquire the properties and Ground Leases from the Company.
○
In June 2021, the Company sold to SAFE its rights under a purchase option agreement for $1.2 million. The Company had previously acquired such purchase option agreement from a third-party property owner for $1.0 million and incurred $0.2 million of expenses. Under the option agreement, upon certain conditions being met by an outside developer who may become the Ground Lease tenant, SAFE has the right to acquire for $215.0 million a property and hold a Ground Lease under approximately 1.1 million square feet of office space that may be developed on the property. No gain or loss was recognized by the Company as a result of the sale.

○
In March 2021, the Company acquired land and simultaneously structured and entered into with the seller a Ground Lease on which a multi-family project will be constructed. At closing, the Company entered into an agreement with SAFE pursuant to which, subject to certain conditions being met, SAFE would acquire the ground lessor entity from the Company. The Company sold the ground lessor entity to SAFE in September 2021 and recognized no gain or loss on the sale (refer to Note 7—Loans receivable held for sale). The Company also committed to provide a $75.0 million construction loan to the Ground Lease tenant. The Company received $2.7 million of consideration from SAFE in connection with this transaction.

○
In February 2021, the Company provided a $50.0 million loan to the ground lessee of a Ground Lease originated at SAFE. The loan was for the Ground Lease tenant’s recapitalization of a hotel property. The Company received $1.9 million of consideration from SAFE in connection with this transaction. The Company sold the loan in July 2021 and recorded no gain or loss on the sale. During the year ended December 31, 2021, the Company recorded $2.9 million of interest income on the loan prior to the sale. In September 2021, the construction loan commitment and the $2.7 million of consideration was transferred to an entity in which the Company has a 53.0% noncontrolling equity.

As previously reported in our SEC filings, in September 2021, concurrent with SAFE’s public offering of shares of its common stock, we purchased 657,894 shares of SAFE common stock in a private placement transaction from SAFE for an aggregate purchase price of  $50 million. In February 2022, concurrent with SAFE’s public offering of shares of its common stock, we purchased 3,240,000 shares of SAFE common stock in a private placement transaction from SAFE for an aggregate purchase price of  $191 million.
62 | iStar Inc. 2022 Proxy Statement

Information about the Annual Meeting of
Shareholders | To Be Held May 12, 2022

We are making this proxy statement available to holders of our common stock and holders of our 8.00% Series D preferred stock on or about April 1, 2022, in connection with the solicitation by our board of directors of proxies to be voted at our 2022 annual meeting of shareholders or at any postponement or adjournment of the annual meeting.
This proxy statement is accompanied by our Annual Report for the year ended December 31, 2021. The Annual Report, including our financial statements at December 31, 2021, is available on our website at www.istar.com by choosing “Investors” and then “Governance & Proxy,” or you can obtain a print copy, without charge, by contacting Investor Relations at:

(212) 930-9400	iStar Inc. Attention: Investor Relations 1114 Avenue of the Americas 39th Floor New York, NY 10036
The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. We urge you to authorize a proxy to vote your shares—either by mail, by telephone, or online—at your earliest convenience, even if you plan to attend the annual meeting in person.
   Who is entitled to vote at the meeting?
Only holders of record of our common stock and our Series D preferred stock at the close of business on March 22, 2022, are entitled to receive notice of and to vote at the annual meeting or at any postponement or adjournment of the meeting. On the record date, there were 69,027,981 shares of common stock and 4,000,000 shares of Series D preferred stock outstanding and entitled to vote.
   What constitutes a quorum?
In order to have a quorum at the annual meeting, we need the presence, either in person or by proxy, of the holders of enough outstanding common stock and Series D preferred stock, in the aggregate, to cast a majority of the votes entitled to be cast at the meeting.
   What are the voting rights of shareholders?
Each shareholder is entitled to one vote for each share of common stock owned, and 0.25 votes for each share of Series D preferred stock owned, on the record date.
Information about the Annual Meeting of Shareholders	iStar Inc. 2022 Proxy Statement | 63

   What vote is needed to approve each proposal?
Assuming a quorum is present in person or by proxy at the annual meeting, the proposals require the following votes:
Proposal		Votes Needed to Pass	Effect of Abstentions and Broker Non-Votes
1	Election of six directors	Each nominee must receive a plurality of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class	Counted toward a quorum but no effect on the vote results
2	Non-binding advisory vote to approve executive compensation	The affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class	Counted toward a quorum but no effect on the vote results
3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	The affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class	Abstentions will be counted toward a quorum but will have no effect on the vote results. There should not be any broker non-votes
For the approval of any other matters properly presented at the meeting for shareholder approval, the affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class, is required.
   How can I attend the annual meeting?
The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a shareholder of the Company as of the close of business on the record date, March 22, 2022, or if you hold a valid proxy for the annual meeting. No physical meeting will be held. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetnow.global/MXYQNNW. You also will be able to vote your shares online by attending the annual meeting by webcast.
To participate in the annual meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is SFI2022.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
64 | iStar Inc. 2022 Proxy Statement

   How do I register to attend the Annual Meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your iStar holdings along with your name and email address to Computershare. Requests for registration should be directed to:
Computershare
iStar Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 2, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
   Why are you holding a virtual meeting instead of a physical meeting?
In light of health, transportation, and other logistical issues raised by the spread of coronavirus, or COVID-19, under the current circumstances we have no assurance that we would be able to hold a physical meeting that is safe for our participants. We believe that hosting a virtual meeting will enable more of our shareholders to participate in the meeting since our shareholders can participate from any location with Internet access.
The annual meeting will begin with an introduction by the meeting host, followed by a webcast of the formal business of the meeting and a Q&A session. During the live, online Q&A session, shareholders at the close of business on the record date will have an opportunity to ask questions. You may submit questions in real time before or during the Q&A session. If you encounter difficulties accessing or participating in the virtual meeting or Q&A session, please contact the technical support number that will be posted on the annual meetg8ing website log-in page.
   What are broker non-votes?
A “broker non-vote” occurs when a broker, bank, or other nominee does not have discretionary authority as to certain shares to vote on a particular matter, and has not received voting instructions on that matter from the beneficial owner of those shares. Under current NYSE rules, a broker, bank, or other nominee does not have discretionary authority to vote shares without specific voting instructions from the beneficial owner in an election of directors, or on a resolution to approve executive compensation. Brokers, banks, and other nominees do have discretionary authority to vote shares without specific voting instructions on the ratification of the appointment of an independent registered public accounting firm.
   How is my vote counted?
If you properly vote your proxy prior to the annual meeting, the shares that the proxy represents will be voted in the manner you direct. If your proxy does not specify a choice regarding one or more proposals, your shares will be voted FOR the election of directors, FOR the resolution to approve, on a non-binding, advisory basis, executive compensation, and FOR the ratification of the appointment of the independent registered public accounting firm.
Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspectors appointed for the meeting, who also will determine whether a quorum is present. If your shares are held by a broker, bank, or other
Information about the Annual Meeting of Shareholders	iStar Inc. 2022 Proxy Statement | 65

nominee (i.e., in “street name”), you will receive instructions from your nominee that you must follow in order to have your shares voted. Street name shareholders who wish to vote in person at the meeting will need to obtain a proxy from the broker, bank, or other nominee that holds their shares of record.
   Can I change my vote after I submit my proxy card or vote electronically?
If you authorize a proxy to vote your shares, you may revoke it at any time before it is voted by:
○
submitting voting instructions at a later time via the Internet or by telephone before those voting facilities close;

○
giving written notice bearing a date later than the date of the proxy to our Secretary expressly revoking the proxy;

○
signing and forwarding to us a proxy dated later; or

○
attending the annual meeting and personally voting the common stock or Series D preferred stock that you own of record. Merely attending the annual meeting will not revoke a proxy.

   Who pays the costs of solicitation?
We will pay the costs of soliciting proxies from our shareholders. In addition to solicitation by mail, certain of our directors, officers, and employees may solicit the return of proxies by telephone, fax, personal interview, or otherwise without being paid additional compensation. We will reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners in accordance with the proxy solicitation rules and regulations of the SEC and the NYSE. We have engaged Alliance Advisors LLC to solicit proxies on our behalf in connection with our 2022 annual meeting of shareholders and to provide other advisory services for a fee of  $17,500, plus expenses.
   When are shareholder proposals due for the 2023 annual meeting?
Shareholder proposals intended to be included in our proxy materials and presented at the 2023 annual meeting must be sent in writing, by certified mail, return receipt requested, to us at our principal office, addressed to our Secretary. Such proposals must be received by us no later than December 1, 2022 .
If you wish to submit a shareholder proposal to be considered at our 2022 annual meeting but not included in our proxy materials, the proposal must contain the information required by our bylaws. Such proposals must be submitted between November 1, 2022, and December 1, 2022. However, if the date of the 2023 annual meeting is advanced more than 30 days prior to, or delayed more than 30 days after, May 12, 2023, such proposals must be delivered between the 150th day prior to the date of the 2023 annual meeting and the later of  (i) the 120th day prior to the date of the 2023 annual meeting or (ii) the tenth day following the date on which public announcement of the date of the 2023 annual meeting of shareholders is first made.
   What is householding of proxy materials?
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials to that address. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders (less bulk mail) and cost savings for companies.
66 | iStar Inc. 2022 Proxy Statement

A number of brokers with account holders who are our shareholders intend to “household” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you receive notice that your broker will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify us by contacting our Investor Relations department at:

(212) 930-9400	iStar Inc. Attention: Investor Relations 1114 Avenue of the Americas 39th Floor New York, NY 10036
Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact us as specified above.
   Are there any other matters coming before the 2022 Annual Meeting?
Management does not intend to bring any other matters before the annual meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the annual meeting or any postponement of the meeting, the individuals named in the accompanying proxy will vote the shares represented by your proxy in accordance with their discretion.
Additional Information
The Securities and Exchange Commission allows us to “incorporate by reference” information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent the information is superseded by information in this proxy statement.
This proxy statement incorporates by reference: (a) the information contained in our Annual Report on Form 10-K for the year ended December 31, 2021; and (b) the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the annual meeting of stockholders. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.
Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
Information about the Annual Meeting of Shareholders ● Additional Information	iStar Inc. 2022 Proxy Statement | 67

You may obtain, without charge, a copy of any of the documents incorporated by reference herein by:

by writing to: iStar Inc. Attention: Investor Relations 1114 Avenue of the Americas 39th Floor New York, NY 10036	by visiting our website: www.istar.com
By Order of the Board of Directors,
Geoffrey M. Dugan
General Counsel and Corporate Secretary
New York, New York
April 1, 2022
68 | iStar Inc. 2022 Proxy Statement

Exhibit A—Non-GAAP Reconciliations

Adjusted Book Value
	2021	2020
Adjusted Common Equity Reconciliation
Total shareholders’ equity	$851,296	$870,969
Less: Liquidation preference of preferred stock	(305,000)	(305,000)
Common shareholders equity	546,296	565,969
Add: Accumulated depreciation and amortization(1)	316,817	298,180
Add: Proportionate share of depreciation and amortization within equity method investments	54,716	49,640
Add: CECL allowance	4,265	24,326
Adjusted common equity	922,094	938,115
Adjusted common equity per share	11.81	12.68
Adjusted common equity per share with SAFE MTM	23.97	33.75
Note: Amounts in thousands, except for per share data. Q4 ‘21 SAFE mark-to-market value of iStar’s investment in Safehold is $2,151 m, calculated as iStar’s ownership of 36.6 m shares of SAFE at the December 31, 2021 closing stock price of  $58.78. Q4 ‘20 SAFE mark-to-market value of iStar’s investment in Safehold is $2,521 m calculated as iStar’s ownership of 34.8 m shares of SAFE at the December 31, 2020 closing stock price of   $72.49. We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and CECL allowances calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company’s assets. Adjusted common equity should be examined in conjunction with total shareholders’ equity as shown on the Company’s consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders’ equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.
(1)
Net of amounts allocable to non-controlling interests and includes accumulated depreciation and amortization associated with real estate available and held for sale.

(2)
Presented diluted for the 2022 3.125% convertible notes which were “in the money” on December 31, 2021 based on their current conversion ratio of 71.9478 shares per $1,000 of principal, which represents a conversion price of  $13.90 per share using the Q4 ‘21 average closing stock price. The convertible notes were “out of the money” on December 31, 2020.

Exhibit A—Non-GAAP Reconciliations ● Adjusted Book Value	iStar Inc. 2022 Proxy Statement | A-1

iStar Inc.
1114 Avenue of the Americas
39th Floor
New York, New York 10036
www.istar.com

iStar

VOTE

## Your vote matters – here's how to vote!

**Online**
Go to **www.envisionreports.com/STAR** or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

## Annual Meeting Proxy Card

### A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

6 2 D V

03LJXC

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/STARor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/STARPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B

The 2022 Annual Meeting of Shareholders of iStar Inc. will be held onThursday, May 12, 2022 at 9:00 a.m. Eastern time, virtually via the internet at meetnow.global/MXYQNNWTo access the virtual meeting, you must have the 15-digit number that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.The material is available at: www.envisionreports.com/STAR Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/STAR IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Notice of 2022 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting of Shareholders – May 12, 2022 at 9:00 a.m. Eastern TimeJay Sugarman and Geoffrey M. Dugan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of iStar Inc. to be heldon May 12, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1,the election of six nominees as directors, FOR Item 2, a non-binding advisory vote on approval of executive compensation, and FOR Item 3, the ratification of theappointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)

Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title. 1. Election of Directors: 01 - Clifford De Souza04 - Richard Lieb02 - David Eisenberg05 - Barry Ridings03 - Robin JosephsFor Withhold For Withhold For Withhold06 - Jay Sugarman2. Say on Pay – A non-binding advisory vote on approval ofexecutive compensationDate (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Notice of 2022 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting of Shareholders – May 12, 2022 at 9:00 a.m. Eastern TimeJay Sugarman and Geoffrey M. Dugan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of iStar Inc. to be heldon May 12, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1,the election of six nominees as directors, FOR Item 2, a non-binding advisory vote on approval of executive compensation, and FOR Item 3, the ratification of theappointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — iSTAR INC.IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.The material is available at: www.edocumentview.com/STARThe 2022 Annual Meeting of Shareholders of iStar Inc. will be held onThursday, May 12, 2022 at 9:00 a.m. Eastern time, virtually via the internet at meetnow.global/MXYQNNWShareholders who hold shares through an intermediary must register to attend the Annual Meeting by 5:00 p.m. Eastern time, on Monday,May 2, 2022. For additional information regarding how shareholders who hold shares through an intermediary, such as a bank or broker, may access,participate in, and/or vote at the virtual Annual Meeting, please refer to the Company’s Proxy Statement.22-3492-1 C8.1 P4

Step 1: Go to www.envisionreports.com/STAR.Step 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in.www.envisionreports.com/STAROnlineGo to www.envisionreports.com/STARor scan the QR code — login details are locatedin the shaded bar below.The Sample CompanyShareholder Meeting Notice03LJZC++Important Notice Regarding the Availability of Proxy Materials for theiStar Inc. Annual Meeting of Shareholders to be Held on May 12, 2022Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting ofshareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy.The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting.The 2022 Proxy Statement and 2021 Annual Report to Shareholders/Form 10-K are available at:Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must requestone. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse sideon or before April 29, 2022 to facilitate timely delivery.2 N O TEasy Online Access — View your proxy materials and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Step 4: Make your selections as instructed on each screen for your delivery preferences.Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences:Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.envisionreports.com/STAR. Click Cast Your Vote or Request Materials.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials iStar Inc.” in the subject line. Include your fullname and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of themeeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 29, 2022.The 2022 Annual Meeting of Shareholders of iStar Inc. will be held on Thursday, May 12, 2022 at 9:00 a.m., Eastern time, virtuallyvia the internet at www.meetnow.global/MXYQNNW.To access the virtual meeting, you must have the 15-digit number that is printed in the shaded bar located on the reverse side ofthis form.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:1. Election of Directors:01 – Clifford De Souza02 – David Eisenberg03 – Robin Josephs04 – Richard Lieb05 – Barry Ridings06 – Jay Sugarman2. Say on Pay – A non-binding advisory vote on approval of executive compensation3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year endingDecember 31, 2022PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials toreceive a proxy card.Shareholder Meeting Notice22-3492-1 C8.1 P6